As filed with the Securities and Exchange Commission on April 24, 2019
1933 Act Registration No. 333-141761
1940 Act Registration No. 811-08441

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 28
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 373
Lincoln Life & Annuity Variable Annuity Account H
(Exact Name of Registrant)
American Legacy III® Plus
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Name of Depositor)
120 Madison Street, Suite 1310
Syracuse, New York 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1310
Syracuse, New York 13202
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on _____________ pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
Rate Sheet Prospectus Supplement dated May 1, 2019
This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit. This supplement is for informational purposes and requires no action on your part.
This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering. This Rate Sheet must be retained with the current prospectus.
Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
The rates below apply for applications and/or rider election forms signed between April 1, 2019 and May 19, 2019. The Guaranteed Income Benefit percentages may be different than those listed below for applications or rider election forms signed after May 19, 2019.
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%
In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated between April 1, 2019 and May 19, 2019. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.
*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

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American Legacy III® Plus
Individual Variable Annuity Contracts
Lincoln Life & Annuity Variable Annuity Account H
May 1, 2019
Home Office:
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1310
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-800-942-5500

This prospectus describes an individual flexible premium deferred variable annuity contract issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The minimum initial Purchase Payment for the contract is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or durng certain periods. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.
We offer variable contracts with lower fees. Expenses for contracts offering a Bonus or Persistency Credit may be higher than similar contracts without a Bonus or Persistency Credit. Because of this, the amount of the Bonus Credit may be more than offset by additional charges associated with the Bonus Credit. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments, Bonus Credits and Persistency Credits for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
American Funds Insurance Series®:
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Bond Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Managed Risk Asset Allocation Fund
American Funds Managed Risk Blue Chip Income and Growth Fund
American Funds Managed Risk Growth Fund
American Funds Managed Risk Growth-Income Fund
American Funds Managed Risk International Fund

American Funds Mortgage Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
American Funds Ultra-Short Bond Fund
American Funds Insurance Series® – Portfolio SeriesSM:
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Managed Risk Global Allocation PortfolioSM
American Funds Managed Risk Growth and Income PortfolioSM
American Funds Managed Risk Growth PortfolioSM
Lincoln Variable Insurance Products Trust:
LVIP American Balanced Allocation Fund
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
LVIP American Preservation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage in which the Guaranteed Amount, minus Purchase Payments and corresponding Bonus Credits, received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln
SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Bonus Credit—The additional amount credited to the contract for each Purchase Payment.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Income Benefit—An option that provides a guaranteed minimum payout floor for the i4LIFE® Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.
Income Base—Under 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our, Company)—Lincoln Life & Annuity Company of New York.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you own a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider that you may elect is i4LIFE® Advantage without the Guaranteed Income Benefit. You may elect i4LIFE® Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Life-
time IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the fourteenth contract anniversary.
Purchase Payments—Amounts paid into the contract other than Bonus Credits and Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. Currently there is no premium tax levied for New York residents.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	8.5%
Transfer charge:[2]	up to $50
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over a 9-year period at the following rates: 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2%. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $50 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2,3]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.10%
Total Separate Account Expenses	1.80%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.10%
Total Separate Account Expenses	1.55%
Account Value Death Benefit
Mortality and Expense Risk Charge	1.40%
Administrative Charge	0.10%
Total Separate Account Expenses	1.50%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage:[4]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[5]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[6]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of your contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value. Older contracts may have a different fee.
[2]	For contracts purchased prior to July 22, 2005, the total annual charges are as follows: EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge is 1.30% and the administrative charge rate is 0.10% for all contracts on and after the Annuity Commencement Date.
[4]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[5]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, any Bonus Credits and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[6]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without Guaranteed Income Benefit (version 4)[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.20%
Guarantee of Principal Death Benefit	1.95%
Account Value Death Benefit	1.90%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.45%	4.65%
Current Charge	3.15%	3.35%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.20%	4.40%
Current Charge	2.90%	3.10%

Account Value Death Benefit
Guaranteed Maximum Charge	4.15%	4.35%
Current Charge	2.85%	3.05%

i4LIFE® Advantage Guaranteed Income Benefit (version 4):[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.20%	4.20%
Current Charge	2.85%	3.05%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%
Account Value Death Benefit
Guaranteed Maximum Charge	3.90%	3.90%
Current Charge	2.55%	2.75%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%
Current Charge	2.70%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.40%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of your contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value. Older contracts may have a different fee.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for more information.
[3]	The current annual charge rate for the Select Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). The current annual charge rate for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. i4LIFE® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.
[4]	The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. i4LIFE® Advantage with Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009.

TABLE C
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.70%
Current Charge	2.85%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.60%
Account Value Death Benefit
Guaranteed Maximum Charge	3.40%
Current Charge	2.55%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of your contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year, regardless of your Contract Value. Older contracts may have a different fee.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit is only available within contracts purchased prior to June 30, 2009. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2018, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.53%	1.25%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.53%	1.20%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2020. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,447	$2,473	$3,426	$5,708
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$597	$1,773	$2,926	$5,708
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,417	$2,440	$3,459	$6,182
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$567	$1,740	$2,959	$6,182
For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect Bonus Credits or Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments, Bonus Credits and Persistency Credits to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you receive Bonus Credits and you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 8.50% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $50 per transfer, for transfers after the first 12 transfers within a Contract Year.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $2 million or more, your registered representative must submit a request to our Servicing Office for approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage®) for the same Contractowner, joint owner, and Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract. In addition, if you have purchased a Living Benefit Rider, you may be subject to certain restrictions in terms of your ability to make additional Purchase Payments. For some riders, you may be limited in the amount of Purchase Payments you make in any Benefit Year. For other riders, you may not be able to make any additional Purchase Payments as all. For more information about these limitations, see The Contracts – Purchase Payments. Also, see Appendix C for additional information on any restrictions that may apply to your Living Benefit Rider.
What is a Bonus Credit and a Persistency Credit? When Purchase Payments are made, we will credit an additional amount to the contract, known as a Bonus Credit. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payments. The Bonus Credit percentage will vary based on the owner's cumulative Purchase Payments, as defined in this Prospectus. All Bonus Credits become part of the Contract Value at the same time as the corresponding Purchase Payments. Bonus Credits are not considered to be Purchase Payments. See The Contracts – Bonus Credits.
A Persistency Credit of 0.0625% (or 0.05% on contracts issued before July 22, 2005) of Contract Value less Purchase Payments that have been in the contract less than fourteen years will be credited on a quarterly basis after the fourteenth anniversary. See The Contracts – Persistency Credits.
We offer a variety of variable annuity contracts. Other annuity contracts that we offer have no provision for Bonus Credits but may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. After the fourteenth contract anniversary, the Persistency Credits are designed to fully or partially offset these additional bonus charges. We encourage you to talk with your registered representative and determine which annuity contract is most appropriate for you.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract

Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either an income/withdrawal benefit (Lincoln SmartSecurity® Advantage and Lincoln Lifetime IncomeSM Advantage) or, a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). You may elect i4LIFE® Advantage with or without the Guaranteed Income Benefit if your contract was purchased prior to June 30, 2009. For contracts purchased on or after June 30, 2009, the only available Living Benefit Rider you may elect is i4LIFE® Advantage without the Guaranteed Income Benefit. If you own a Living Benefit Rider, you will be subject to Investment Requirements. Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in The Contracts – Living Benefit Riders and in Appendix C. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
We reserve the right to discontinue offering any Living Benefit Riders at any time. This means that there is a chance you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit). In addition, we may make different versions of the Living Benefit Riders available.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. We will not refund any Bonus Credits credited to your Contract Value if you elect to cancel your contract; however, we will assume the risk of investment loss on the Bonus Credits. See Return Privilege.
Condensed Financial Information
Appendix A and B to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.

Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the

Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2018 financial statements of the VAA and the December 31, 2018 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. Bonus Credits are allocated to the Subaccounts at the same time and at the same percentage as the Purchase Payments being made. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Adviser
The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the American Funds and LVIP Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 2): High total return (including income and capital gains) consistent with preservation of capital over the long term.
•	American Funds Blue Chip Income and Growth Fund (Class 2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
•	American Funds Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	American Funds Capital Income Builder® (Class 4): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Balanced Fund (Class 2): The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.
•	American Funds Global Bond Fund (Class 2): To provide, over the long term, with a high level of total return consistent with prudent investment management.
•	American Funds Global Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.

•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	American Funds International Fund (Class 2): Long-term growth of capital.
•	American Funds International Growth and Income Fund (Class 2): Long-term growth of capital while providing current income.
•	American Funds Managed Risk Asset Allocation Fund (Class P2): To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Blue Chip Income and Growth Fund (Class P2): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth Fund (Class P2): To provide growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth-Income Fund (Class P2): To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk International Fund (Class P2): To provide long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Mortgage Fund (Class 2): To provide current income and preservation of capital.
•	American Funds New World Fund® (Class 2): Long-term capital appreciation.
•	American Funds U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
•	American Funds Ultra-Short Bond Fund (Class 2): To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.
American Funds Insurance Series®- Portfolio SeriesSM, advised by Capital Research and Management Company
•	American Funds Global Growth PortfolioSM (Class 4): Long-term growth of capital; a fund of funds.
•	American Funds Growth and Income PortfolioSM (Class 4): Long-term growth of capital and income; a fund of funds.
•	American Funds Managed Risk Global Allocation PortfolioSM (Class P2): High total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth and Income PortfolioSM (Class P2): Long-term growth of capital and current income while seeking to manage volatility and provide downside protection; a fund of funds.
•	American Funds Managed Risk Growth PortfolioSM (Class P2): Long-term growth of capital while seeking to manage volatility and provide downside protection; a fund of funds.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.
•	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital. A fund of funds.
•	LVIP American Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Growth Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.
•	LVIP American Income Allocation Fund (Service Class): A high level of current income with some consideration given to growth of capital. A fund of funds.
•	LVIP American Preservation Fund (Service Class): Current income, consistent with the preservation of capital. A fund of funds.

Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain of the underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup Bonus Credits paid into the contract by Lincoln New York when Purchase Payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)	Account Value Death Benefit
Mortality and expense risk charge	1.70%	1.45%	1.40%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	1.80%	1.55%	1.50%
* For contracts purchased before July 22, 2005 the total annual charges are as follows: EGMDB 1.60%; Guarantee of Principal 1.50%; Account Value N/A.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.

	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7	8	9+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	8.50%	8.50%	8%	7%	6%	5%	4%	3%	2%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the ninth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender);
•	Purchase Payments that have been invested in the contract for at least twelve months when used in the calculation of the initial benefit payment to be made under an Annuity Payout option, other than the i4LIFE® Advantage option;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner;
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original Contractowner (however, the surrender charge schedule for the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender or withdrawal of any Purchase Payments, if such Purchase Payments were received by us more than twelve months prior to the diagnosis date of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant;
•	A surrender or annuitization of Bonus Credits and Persistency Credits;
•	Purchase Payments when used in the calculation of the initial Account Value under the i4LIFE® Advantage option;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the Guaranteed Income Benefit, or periodic payments made under any Annuity Payout option made available by us;
•	Amounts up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted; then
•	from Bonus Credits.
3.	On or after the ninth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge no longer applies until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then
•	from Bonus Credits attributable to Purchase Payments to which a surrender charge still applies.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 ($50 for contracts purchased between September 10, 2007 and November 15, 2010; $30 for contracts purchased prior to September 10, 2007) from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 ($50,000 for contracts purchased prior to November 15, 2010) on the contract anniversary (or date of surrender). Older contracts may have a lower fee. The exact fee is listed in your contract.
Transfer Fee
We reserve the right to charge a fee of up to $50 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner’s Accumulation Units plus the Contractowner’s value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rates during the Access Period are:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.20%
Guarantee of Principal Death Benefit	1.95%
Account Value Death Benefit	1.90%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefits are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.15%	3.35%
Guarantee of Principal Death Benefit	2.90%	3.10%
Account Value Death Benefit	2.85%	3.05%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (version 4) is subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value(0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:

	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.85%	3.05%
	(2.70% for version 1, 2 and 3)	(2.70% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.60%	2.80%
	(2.45% for version 1, 2 and 3)	(2.45% for version 1, 2 and 3)
Account Value Death Benefit	2.55%	2.75%
	(2.40% for version 1, 2 and 3)	(2.40% for version 1, 2 and 3)
These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit	2.25%	2.45%
Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up for Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4) or step-up period election (version 2 and version 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Select Guaranteed Income Benefit is only available for purchase if your contract was issued prior to June 30, 2009.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a fixed account Guaranteed Period may be subject to the Interest Adjustment. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment and its corresponding Bonus Credit will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment and its corresponding Bonus Credit within two business days.
We offer a variety of variable annuity contracts. The amount of the Bonus Credit may be more than offset by higher surrender charges associated with the Bonus Credit. Similar products that do not offer Bonus Credits and have lower fees and charges may provide large cash surrender values than this contract, depending on the level of Bonus Credits in this contract and the performance of the owner's chosen Subaccounts. We encourage you to talk to your financial advisor and determine which annuity contract is most appropriate for you.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
Bonus Credits
For each Purchase Payment made into the contract, we will credit the contract with a Bonus Credit. The amount of the Bonus Credit will be added to the value of the contract at the same time and allocated in the same percentage as the Purchase Payment. The amount of the Bonus Credit is calculated as a percentage of the Purchase Payment made. The amount of any Bonus Credit applied to the contract will be noted on the confirmation sent after each Purchase Payment. The Bonus Credit percentage is based on the owner’s investment at the time each Purchase Payment is made according to the following scale:
Owner's Investment	Bonus Credit %
Less than $100,000	3.0%
$100,000–$999,999	4.0%
$1,000,000 or greater	5.0%
On or after October 1, 2003, the owner's investment is defined as the sum of:

1.	All prior Purchase Payments made to this contract; plus
2.	The current Purchase Payment made to this contract; minus
3.	All prior withdrawals of Purchase Payments from this contract.
Prior to October 1, 2003, the owner's investment is defined as the sum of:
1.	the Account Values for any of the individual Lincoln New York nonqualified American Legacy annuity contracts owned by an eligible owner (defined below) if Lincoln New York receives notice of an eligible owner, as well as any other individual Lincoln New York contracts that may be available by us in the future for this purpose; plus
2.	the amount (in dollars) of an eligible owner's investment in existing nonqualified mutual funds in the American Funds Group (The American Funds Group consists of mutual funds also managed by CRMC.); plus
3.	the amount of the current Purchase Payment you are making into the contract.
Tax qualified annuity contracts (including IRAs) and tax qualified mutual fund accounts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax qualified status or tax penalties. It is your responsibility to provide us with values for only nonqualified contracts and accounts.
Currently, direct purchases of money market funds are excluded.
An eligible owner includes you as the owner of your American Legacy III Plus contract, and, if you provide us with sufficient identifying information (name and Social Security Number), an eligible owner will also include your spouse, and any of your children under the age of 21. If the owner of any contract under (1) above is a non-natural owner and if you, your spouse, or any children of yours under the age of 21 are the named Annuitant, then you may include these Account Values in the calculation of the owner's investment for nonqualified contracts.
During the first Contract Year if you make any Purchase Payment(s) after the initial Purchase Payment (“subsequent Purchase Payment”), we may add a Bonus Credit (“additional Bonus Credit”) to the contract that is in addition to any Bonus Credit that was previously added to the contract and the Bonus Credit that is added due to the subsequent Purchase Payment. The additional Bonus Credit will be added to the contract if the subsequent Purchase Payment increases the owner's investment to a dollar level that qualifies for a higher Bonus Credit percentage than the Bonus Credit percentage that any prior Purchase Payments qualified for. The additional Bonus Credit will be added to your contract at the time the subsequent Purchase Payment is made. The Bonus Credit percentage for the additional Bonus Credit will be the difference between the higher Bonus Credit percentage that the subsequent Purchase Payment qualifies for and the Bonus Credit percentage that the prior Purchase Payments qualified for. We will then multiply the sum of all prior first year Purchase Payments by this Bonus Credit percentage to determine the amount of the additional Bonus Credit. You may receive more than one additional Bonus Credit during the first contract year as we will add an additional Bonus Credit anytime a subsequent Purchase Payment increases the amount of the total Purchase Payments to an amount that qualifies for a higher Bonus Credit percentage.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the fourteenth contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least 14 years, by 0.0625% (or 0.05% on contracts issued before July 22, 2005). This Persistency Credit will be allocated to the variable Subaccounts and the DCA fixed account in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. Corresponding Bonus Credits will be allocated to the Subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocate Purchase Payments.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to October 1, 2003).

Purchase Payments received from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments and Bonus Credits allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments and Bonus Credits are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. We reserve the right to require a 30 day minimum time period between each transfer. Currently there is no charge for a transfer. However, we reserve the right to impose a charge in the future of up to $50 per transfer, for transfers after the first 12 within a Contract Year. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Servicing Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office or call 1-800-942-5500. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Servicing Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges. See Charges and Other Deductions – Surrender Charge. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.

Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after July 22, 2005, may select the Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contact; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Maximum Annual Withdrawal amount under applicable Living Benefit Riders (except Lincoln SmartSecurity® Advantage) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Appendix C – Lincoln Lifetime IncomeSM Advantage.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Maximum Annual Withdrawal amount under applicable Living Benefit Riders (except Lincoln SmartSecurity® Advantage) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Appendix C – Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals(surrender charges for example) and premium taxes, if any.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005, you may also choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the Contractowner, joint owner and Annuitant are under age 80 at the time of issuance.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time. Your Death Benefit election terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefits section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. A portion of the Death Benefit credited to the contract will be allocated to the variable Subaccounts in proportion to the Contract Value in each variable Subaccount. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and

3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.

Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.
Riders purchased on or after January 20, 2009.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. (This portfolio rebalancing will continue while a death claim is being settled, if the Living Benefit Rider could continue on an additional measuring life.) On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value in accordance with your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.
Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
Investment Requirements for elections of i4LIFE® Advantage Select Guaranteed Income Benefit. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among one or more of the following Subaccounts.
•	American Funds Capital Income Builder®*
•	American Funds Global Balanced Fund
•	American Funds Global Growth PortfolioSM*
•	American Funds Growth and Income PortfolioSM
•	American Funds Managed Risk Asset Allocation PortfolioSM
•	American Funds Managed Risk Blue Chip Income and Growth Fund*
•	American Funds Managed Risk Global Allocation PortfolioSM
•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth Fund*
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Managed Risk Growth-Income Fund*
•	American Funds Managed Risk International Fund*
•	LVIP American Balanced Allocation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund*
•	LVIP American Global Growth Allocation Managed Risk Fund*
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

* These funds are only available for riders elected on or after May 21, 2018.
The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, contracts that purchase i4LIFE® Advantage Select Guaranteed Income Benefit prior to January 9, 2017 may allocate 100% of your Account Value among the American Funds Asset Allocation Fund (85%) and the American Funds U.S. Government/AAA-Rated Securities Fund (15%).
Contracts that purchase i4LIFE® Advantage Select Guaranteed Income Benefit on or after January 9, 2017 may allocate 100% of the Account Value in accordance with the American Funds Asset Allocation Fund & American Funds U.S. Government/AAA-Rated Securities Fund asset allocation model made available to you by your broker-dealer. If you terminate the asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.

Investment Requirements for elections of i4LIFE® Advantage Guaranteed Income Benefit (version 4) on or after January 11, 2016. You must currently allocate your Account Value among one or more of the following subaccounts:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund American Funds Global Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Capital Income Builder®
American Funds Global Balanced Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds International Growth and Income Fund
American Funds Ultra-Short Bond Fund
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
American Funds Global Small Capitalization Fund American Funds New World Fund®
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Account Value among the Subaccounts listed below. If you allocate less than 100% of Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Global Bond Fund
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund

Investment Requirements for all other Living Benefit Riders. You must currently allocate your Contract Value or i4LIFE® Advantage Account Value among one or more of the following subaccounts:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
American Funds Bond Fund American Funds Global Bond Fund American Funds Mortgage Fund American Funds U.S. Government/AAA-Rated Securities Fund LVIP American Preservation Fund	All other Subaccounts except as described below.	No Subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Funds Asset Allocation Fund
•	American Funds Bond Fund
•	American Funds Global Balanced Fund
•	American Funds Global Bond Fund
•	American Funds Managed Risk Asset Allocation Fund
•	American Funds Managed Risk Global Allocation PortfolioSM

•	American Funds Managed Risk Growth and Income PortfolioSM
•	American Funds Managed Risk Growth PortfolioSM
•	American Funds Mortgage Fund
•	American Funds U.S. Government/AAA-Rated Securities Fund
•	LVIP American Balanced Allocation Fund
•	LVIP American Growth Allocation Fund
•	LVIP American Income Allocation Fund
•	LVIP American Preservation Fund
•	LVIP American Global Balanced Allocation Managed Risk Fund
•	LVIP American Global Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models depending on when you purchased your contract, made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Living Benefit Riders
For contracts purchased on or after June 30, 2009, the following optional Living Benefit Riders described in this prospectus will no longer be available for election:
•	Lincoln Lifetime IncomeSM Advantage
•	Lincoln SmartSecurity® Advantage
•	4LATER® Advantage
•	i4LIFE® Advantage with Guaranteed Income Benefit
For contracts purchased prior to June 30, 2009, Contractowners will have the option to elect i4LIFE® Advantage in the future with the version of the Guaranteed Income Benefit available at the time of the election, if any. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
i4LIFE® Advantage without the Guaranteed Income Benefit will continue to be available.
Appendix C to this prospectus provides a detailed description of the following Living Benefit Riders: Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage.
Before electing to terminate an existing Living Benefit Rider you should consider that you will no longer be able to repurchase that rider or any other Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit and, for contracts purchased before June 30, 2009, with the Guaranteed Income Benefit, if available). You should consider whether you will be eligible to purchase i4LIFE® Advantage (with or without the Guaranteed Income Benefit) which is currently only available for contracts with Contract Values of at least $50,000 and before an annuity payment option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 85 (qualified contracts) or age 99 (nonqualified contracts).You should also consider whether the features of i4LIFE® Advantage (with or without the Guaranteed Income Benefit) will be sufficient to meet your future income needs. Contractowners might consider purchasing i4LIFE® Advantage with the Guaranteed Income Benefit if they need an income program that provides periodic variable income payments for life, with a minimum payout floor, the ability to make withdrawals during a defined period of time (Access Period) and a Death Benefit during the Access Period. i4LIFE® Advantage with the Guaranteed Income Benefit uses a different annuity factor to calculate payments and Contractowners might consider other annuity payment options if their annuity payments would be higher. Please refer to The Contracts – Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus for more details. Before deciding to terminate an existing rider you should consult with your broker dealer representative.
The benefits of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Rate Sheets
The current Guaranteed Income Benefit percentages available are declared in a prospectus supplement, called a Rate Sheet. The Rate Sheet indicates the current percentages, their effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with those percentages. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet. We must receive your rider election form in Good Order within 10 days from the date you sign your rider election form.
The percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. The current Rate Sheets will be provided to you when you elect a rider. After you purchase a contract current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The percentages from previous effective periods are included in Appendix D to this prospectus.
If the Guaranteed Income Benefit percentages that we are currently offering on the day of the contract and/or rider is issued are higher than the rates we were offering on the date you signed your rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Guaranteed Income Benefit percentages that we are offering on the day you signed your rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract/rider will be issued with the set of rates that were in effect on the day you signed your rider election form.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. If your contract was purchased prior to June 30, 2009, you may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint life option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any withdrawals, i4LIFE® Advantage will end and your contract will terminate. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit below. If you intend to use the Income Base or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage and Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Select Guaranteed Income Benefit	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;

•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). Contracts that elect Select Guaranteed Income Benefit, or Guaranteed Income Benefit (version 4) are only recalculated once a year. For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, or 5% may be available for Regular Income Payments under i4LIFE® Advantage. As of February 15, 2016, the 5% AIR is no longer available for i4LIFE® Advantage elections. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. A 3% AIR will be used to calculate the Regular Income Payments under Select Guaranteed Income Benefit election made prior to February 19, 2019; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit elections made on and after February 19, 2019. The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value, less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Servicing Office. This change will be effective on the Valuation Date we receive the request, at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and Bonus Credits and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Servicing Office. This change will be effective on the Valuation Date we receive the request, at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.

For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Select Guaranteed Income Benefit is the only version of the Guaranteed Income Benefit available for purchase, unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider.
For contracts purchased on or after June 30, 2009, no version of i4LIFE® Advantage with Guaranteed Income Benefit are available for election. For contracts purchased prior to June 30, 2009, Contractowners will have the option to elect i4LIFE® Advantage Select Guaranteed Income Benefit at any time in the future as long as the Guaranteed Income Benefit is available. We reserve the right to discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future according to the provisions of your contract. Should we discontinue offering i4LIFE® Advantage with the Guaranteed Income Benefit in the future, you will be notified via a supplement to this prospectus.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
The total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Select Guaranteed Income Benefit, the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Lincoln SmartSecurity® Advantage Guaranteed Amount), based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.

Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount on the date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount which is greater than $100,000 Account Value)	$6,300
There are five versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2, 3, and 4) may only be elected if you own a Living Benefit Rider that guarantees you the right to elect that version. Select Guaranteed Income Benefit is available for election on or after October 3, 2016 only for contracts purchased prior to June 30, 2009, and available to Contractowners with Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit. A Contractowner with Lincoln Lifetime IncomeSM Advantage who decides to transition to i4LIFE® Advantage Guaranteed Income Benefit will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Amount), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
The Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. Your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at 1-800-942-5500. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). Guaranteed Income Benefit (version 4) was available for purchase prior to October 5, 2016. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income

Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Select Guaranteed Income Benefit and Guaranteed Income Benefit (version 4). The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 3.5% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2019 Amount of initial Regular Income Payment	$4,801
8/1/2019 Account Value at election of Guaranteed Income Benefit (version 4)	$100,000
8/1/2019 Initial Guaranteed Income Benefit (3.5% x $100,000 Account Value)	$3,500
8/1/2020 Recalculated Regular Income Payment	$6,000
8/1/2020 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider) on contracts purchased prior to June 30, 2009. For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.

A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage, the Maximum Annual Withdrawal Amount Annuity Payout Option or the Guaranteed Amount Annuity Payment Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity Payouts may not commence within twelve months after the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. The AIR of 5% is no longer available for new elections of i4LIFE® Advantage. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.5% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time.
ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Guaranteed Periods
Guaranteed Periods, if available, are only offered on individual contracts issued on or after October 1, 2003.
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment and its corresponding Bonus Credit allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment and its corresponding Bonus Credit will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:
•	your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.

Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
Payment of contract proceeds from the fixed account, if applicable, may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited Bonus Credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain Living Benefit Riders and Death Benefits that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. No Bonus Credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
We may not accept reinvestment into the fixed side of the contract.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2018 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-942-5500.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Bonus Credits,, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.

Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to the Bonus Credits, less any Bonus Credits paid into the contract by us. In addition, if the Contract Value on the date of cancellation is less than the sum of Purchase Payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to the Bonus Credits. Lincoln New York bears the risk of market loss on the Bonus Credits. No surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value, excluding the Bonus Credits, during the free-look period.
IRA purchasers will receive the greater of Purchase Payments of Contract Value as of the Valuation Date.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Variable Annuity Account H
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
American Legacy III® Plus
Lincoln Life & Annuity Variable Annuity Account H

Please send me a free copy of the current Statement of Additional Information for Lincoln Life & Annuity Variable Annuity Account H (American Legacy III® Plus).
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before July 22, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2009	1.137	1.388	4,062	1.144	1.398	1,152
2010	1.388	1.536	3,522	1.398	1.549	1,059
2011	1.536	1.532	2,862	1.549	1.546	838
2012	1.532	1.751	2,317	1.546	1.769	726
2013	1.751	2.132	2,114	1.769	2.156	629
2014	2.132	2.211	1904	2.156	2.238	581
2015	2.211	2.207	1695	2.238	2.236	517
2016	2.207	2.376	1507	2.236	2.410	421
2017	2.376	2.718	1335	2.410	2.759	427
2018	2.718	2.551	989	2.759	2.593	326
American Funds Blue Chip Income and Growth Fund - Class 2
2009	1.094	1.378	2,712	1.101	1.388	1,274
2010	1.378	1.524	2,568	1.388	1.536	1,147
2011	1.524	1.486	2,446	1.536	1.500	1,076
2012	1.486	1.665	2,203	1.500	1.682	914
2013	1.665	2.180	1,767	1.682	2.204	772
2014	2.180	2.475	1563	2.204	2.505	694
2015	2.475	2.364	1260	2.505	2.395	634
2016	2.364	2.761	1120	2.395	2.801	521
2017	2.761	3.181	1095	2.801	3.229	498
2018	3.181	2.859	978	3.229	2.906	425
American Funds Bond Fund - Class 2
2009	1.169	1.295	2,863	1.176	1.304	930
2010	1.295	1.357	2,734	1.304	1.368	914
2011	1.357	1.417	2,375	1.368	1.430	865
2012	1.417	1.469	2,115	1.430	1.484	733
2013	1.469	1.414	1,903	1.484	1.430	673
2014	1.414	1.465	1506	1.430	1.483	846
2015	1.465	1.446	1392	1.483	1.465	760
2016	1.446	1.465	1165	1.465	1.486	570
2017	1.465	1.495	1071	1.486	1.518	501
2018	1.495	1.460	942	1.518	1.484	388
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	9.910	9.844	28
2015	9.849	9.508	12	9.844	9.524	28
2016	N/A	N/A	N/A	9.524	9.737	27
2017	10.708	10.766	1*	9.737	10.805	27
2018	10.766	9.827	1*	10.805	9.873	27
American Funds Global Balanced Fund - Class 2
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.925	11.729	2
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2009	11.057	11.936	25	11.081	11.974	21
2010	11.936	12.361	28	11.974	12.413	24
2011	12.361	12.717	40	12.413	12.783	22
2012	12.717	13.291	27	12.783	13.372	19
2013	13.291	12.742	26	13.372	12.834	15
2014	12.742	12.714	22	12.834	12.818	14
2015	12.714	12.004	18	12.818	12.114	9
2016	12.004	12.134	17	12.114	12.257	9
2017	12.134	12.760	14	12.257	12.903	7
2018	12.760	12.390	12	12.903	12.541	7
American Funds Global Discovery(1)
2009	1.154	1.714	402	1.161	1.726	35
2010	1.714	1.858	350	1.726	1.873	25
2011	1.858	1.698	275	1.873	1.714	29
2012	1.698	2.014	242	1.714	2.035	27
2013	2.014	2.344	109	2.035	2.369	25
American Funds Global Growth and Income Fund - Class 2
2009	7.312	10.055	78	7.331	10.091	9
2010	10.055	11.061	86	10.091	11.112	11
2011	11.061	10.357	65	11.112	10.415	9
2012	10.357	11.982	49	10.415	12.062	4
2013	11.982	14.449	45	12.062	14.560	4
2014	14.449	15.022	42	14.560	15.152	4
2015	15.022	14.585	40	15.152	14.726	3
2016	14.585	15.408	42	14.726	15.572	3
2017	15.408	19.116	40	15.572	19.339	1*
2018	19.116	17.001	38	19.339	17.214	1*
American Funds Global Growth Fund - Class 2
2009	1.376	1.927	1,472	1.385	1.941	412
2010	1.927	2.120	1,293	1.941	2.137	388
2011	2.120	1.901	1,137	2.137	1.918	363
2012	1.901	2.292	822	1.918	2.316	271
2013	2.292	2.914	828	2.316	2.947	187
2014	2.914	2.934	701	2.947	2.970	175
2015	2.934	3.088	529	2.970	3.129	137
2016	3.088	3.058	434	3.129	3.102	129
2017	3.058	3.957	379	3.102	4.017	118
2018	3.957	3.542	310	4.017	3.600	124
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	9.910	12.047	1*	N/A	N/A	N/A
2018	12.047	10.697	1*	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2009	1.472	2.337	972	1.481	2.354	165
2010	2.337	2.816	920	2.354	2.839	152
2011	2.816	2.240	697	2.839	2.261	145
2012	2.240	2.606	556	2.261	2.632	94
2013	2.606	3.290	499	2.632	3.327	92
2014	3.290	3.306	410	3.327	3.347	106
2015	3.306	3.262	338	3.347	3.305	92
2016	3.262	3.278	324	3.305	3.325	81
2017	3.278	4.061	318	3.325	4.123	62
2018	4.061	3.575	266	4.123	3.633	67
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	9.584	9.961	4	N/A	N/A	N/A
2017	9.961	11.315	1*	N/A	N/A	N/A
2018	11.315	10.745	1*	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth Fund - Class 2
2009	1.103	1.514	2,718	1.110	1.525	753
2010	1.514	1.768	2,583	1.525	1.783	603
2011	1.768	1.666	2,298	1.783	1.681	541
2012	1.666	1.932	1,845	1.681	1.952	469
2013	1.932	2.474	1,546	1.952	2.502	396
2014	2.474	2.642	1249	2.502	2.675	451
2015	2.642	2.779	1061	2.675	2.815	411
2016	2.779	2.994	920	2.815	3.037	361
2017	2.994	3.780	904	3.037	3.838	296
2018	3.780	3.711	840	3.838	3.771	213
American Funds Growth-Income Fund - Class 2
2009	1.080	1.395	4,391	1.087	1.406	1,479
2010	1.395	1.530	4,167	1.406	1.543	1,315
2011	1.530	1.478	3,849	1.543	1.492	1,257
2012	1.478	1.709	3,028	1.492	1.727	1,100
2013	1.709	2.245	2,330	1.727	2.271	846
2014	2.245	2.445	2027	2.271	2.476	808
2015	2.445	2.441	1705	2.476	2.474	711
2016	2.441	2.679	1498	2.474	2.718	599
2017	2.679	3.226	1396	2.718	3.277	488
2018	3.226	3.119	1270	3.277	3.170	438
American Funds High-Income Bond Fund - Class 2
2009	1.241	1.697	1,070	1.249	1.709	495
2010	1.697	1.922	887	1.709	1.938	440
2011	1.922	1.928	905	1.938	1.946	316
2012	1.928	2.157	833	1.946	2.179	294
2013	2.157	2.263	748	2.179	2.289	275
2014	2.263	2.241	646	2.289	2.269	255
2015	2.241	2.045	552	2.269	2.072	198
2016	2.045	2.368	523	2.072	2.402	165
2017	2.368	2.491	497	2.402	2.530	135
2018	2.491	2.395	396	2.530	2.434	138
American Funds International Fund - Class 2
2009	1.510	2.126	1,155	1.519	2.142	394
2010	2.126	2.244	1,089	2.142	2.262	385
2011	2.244	1.900	957	2.262	1.917	390
2012	1.900	2.205	800	1.917	2.227	379
2013	2.205	2.639	547	2.227	2.669	311
2014	2.639	2.528	428	2.669	2.559	330
2015	2.528	2.375	282	2.559	2.407	283
2016	2.375	2.420	237	2.407	2.455	237
2017	2.420	3.147	225	2.455	3.196	187
2018	3.147	2.691	185	3.196	2.735	160
American Funds International Growth and Income Fund - Class 2
2009	13.937	15.031	5	15.070	15.048	5
2010	15.031	15.817	4	15.048	15.851	5
2011	15.817	14.210	2	15.851	14.254	6
2012	14.210	16.293	1*	14.254	16.360	5
2013	16.293	19.095	2	16.360	19.193	4
2014	19.095	18.199	2	19.193	18.311	5
2015	18.199	16.907	12	18.311	17.027	5
2016	16.907	16.878	13	17.027	17.015	5
2017	16.878	20.767	19	17.015	20.957	3
2018	20.767	18.142	18	20.957	18.327	3
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	11.369	12.118	1*	N/A	N/A	N/A
2014	12.118	12.274	1*	N/A	N/A	N/A
2015	12.274	11.951	1*	N/A	N/A	N/A
2016	11.951	12.616	1*	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	9.901	10.874	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	10.608	10.782	15	N/A	N/A	N/A
2018	10.782	9.878	13	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	9.368	9.545	2	N/A	N/A	N/A
2017	9.545	10.948	1*	N/A	N/A	N/A
2018	10.948	10.266	1*	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Mortgage Fund - Class 2
2011	10.256	10.284	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.352	10.378	3
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.475	10.408	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds New World Fund® - Class 2
2009	1.901	2.800	765	1.913	2.820	140
2010	2.800	3.248	762	2.820	3.275	124
2011	3.248	2.750	635	3.275	2.776	210
2012	2.750	3.189	553	2.776	3.222	189
2013	3.189	3.496	478	3.222	3.535	178
2014	3.496	3.169	420	3.535	3.208	85
2015	3.169	3.021	302	3.208	3.061	66
2016	3.021	3.129	261	3.061	3.174	59
2017	3.129	3.987	252	3.174	4.048	38
2018	3.987	3.373	236	4.048	3.428	33
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2009	1.185	1.195	988	1.192	1.204	252
2010	1.195	1.244	1,044	1.204	1.254	239
2011	1.244	1.317	859	1.254	1.329	220
2012	1.317	1.321	736	1.329	1.334	249
2013	1.321	1.260	550	1.334	1.274	206
2014	1.260	1.302	494	1.274	1.318	171
2015	1.302	1.302	406	1.318	1.319	166
2016	1.302	1.296	378	1.319	1.315	147
2017	1.296	1.296	400	1.315	1.316	154
2018	1.296	1.285	383	1.316	1.306	146
American Funds Ultra-Short Bond Fund - Class 2
2009	1.051	1.031	1,166	1.058	1.039	265
2010	1.031	1.011	1,433	1.039	1.020	256
2011	1.011	0.990	1,215	1.020	0.999	166
2012	0.990	0.970	626	0.999	0.980	154
2013	0.970	0.950	579	0.980	0.961	414
2014	0.950	0.930	873	0.961	0.941	35
2015	0.930	0.911	556	0.941	0.923	35
2016	0.911	0.895	515	0.923	0.908	35
2017	0.895	0.885	257	0.908	0.899	35
2018	0.885	0.883	187	0.899	0.898	3
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	10.846	11.312	4	10.757	11.339	12
2013	11.312	12.756	4	11.339	12.800	2
2014	12.756	13.228	4	12.800	13.287	1*
2015	13.228	12.884	8	13.287	12.956	1*
2016	12.884	13.419	5	12.956	13.511	1*
2017	13.419	15.109	5	N/A	N/A	N/A
2018	15.109	14.216	5	N/A	N/A	N/A
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	9.900	10.142	30	N/A	N/A	N/A
2013	10.142	11.269	29	N/A	N/A	N/A
2014	11.269	11.659	29	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	9.979	10.205	6	N/A	N/A	N/A
2013	10.205	11.760	6	N/A	N/A	N/A
2014	11.760	11.828	6	N/A	N/A	N/A
2015	11.828	11.233	6	N/A	N/A	N/A
2016	11.233	11.380	5	N/A	N/A	N/A
2017	11.380	13.032	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.361	10.462	8
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	11.751	11.894	3	N/A	N/A	N/A
2014	11.894	12.388	2	N/A	N/A	N/A
2015	12.388	12.065	3	N/A	N/A	N/A
2016	12.065	12.497	4	N/A	N/A	N/A
2017	12.497	13.514	3	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	9.771	9.685	3	N/A	N/A	N/A
2014	9.685	9.701	3	N/A	N/A	N/A
2015	9.701	9.543	3	N/A	N/A	N/A
2016	9.543	9.539	3	N/A	N/A	N/A
2017	9.539	9.512	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after July 22, 2005 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.
	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Asset Allocation Fund - Class 2
2009	8.718	10.616	547	8.796	10.738	236	8.812	10.763	11
2010	10.616	11.731	539	10.738	11.895	185	10.763	11.928	11
2011	11.731	11.671	484	11.895	11.864	199	11.928	11.903	10
2012	11.671	13.318	447	11.864	13.573	194	11.903	13.624	9
2013	13.318	16.180	398	13.573	16.530	189	13.624	16.601	9
2014	16.180	16.748	348	16.530	17.154	147	16.601	17.236	6
2015	16.748	16.680	283	17.154	17.126	133	17.236	17.217	7
2016	16.680	17.924	219	17.126	18.450	102	17.217	18.557	9
2017	17.924	20.462	191	18.450	21.115	87	18.557	21.248	5
2018	20.462	19.171	141	21.115	19.833	69	21.248	19.968	9
American Funds Blue Chip Income and Growth Fund - Class 2
2009	7.694	9.671	412	7.763	9.782	445	7.777	9.804	42
2010	9.671	10.669	373	9.782	10.819	388	9.804	10.849	42
2011	10.669	10.384	333	10.819	10.556	315	10.849	10.591	39
2012	10.384	11.615	342	10.556	11.837	268	10.591	11.882	38
2013	11.615	15.172	316	11.837	15.501	234	11.882	15.567	37
2014	15.172	17.191	269	15.501	17.607	207	15.567	17.691	33
2015	17.191	16.389	248	17.607	16.828	177	17.691	16.917	32
2016	16.389	19.107	231	16.828	19.668	145	16.917	19.782	30
2017	19.107	21.964	157	19.668	22.665	132	19.782	22.808	26
2018	21.964	19.705	140	22.665	20.385	109	22.808	20.523	28
American Funds Bond Fund - Class 2
2009	9.481	10.485	271	9.566	10.606	431	9.583	10.630	12
2010	10.485	10.962	277	10.606	11.116	458	10.630	11.147	18
2011	10.962	11.424	302	11.116	11.613	301	11.147	11.651	16
2012	11.424	11.823	344	11.613	12.049	234	11.651	12.094	12
2013	11.823	11.361	268	12.049	11.607	192	12.094	11.657	12
2014	11.361	11.748	240	11.607	12.032	151	11.657	12.090	11
2015	11.748	11.570	199	12.032	11.879	128	12.090	11.942	9
2016	11.570	11.698	184	11.879	12.041	108	11.942	12.111	12
2017	11.698	11.910	118	12.041	12.290	97	12.111	12.368	10
2018	11.910	11.614	110	12.290	12.015	79	12.368	12.097	20
American Funds Capital Income Builder® - Class 4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.129	9.477	5	9.784	9.516	2	N/A	N/A	N/A
2016	9.477	9.660	12	9.516	9.724	4	N/A	N/A	N/A
2017	9.660	10.688	1*	9.724	10.786	4	N/A	N/A	N/A
2018	10.688	9.736	1*	10.786	9.850	4	N/A	N/A	N/A
American Funds Global Balanced Fund - Class 2
2011	9.974	9.565	3	10.014	9.580	21	N/A	N/A	N/A
2012	9.565	10.544	3	9.580	10.587	1*	N/A	N/A	N/A
2013	10.544	11.623	14	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.623	11.602	10	N/A	N/A	N/A	N/A	N/A	N/A
2015	11.602	11.286	13	N/A	N/A	N/A	N/A	N/A	N/A
2016	11.286	11.581	13	10.855	11.745	3	N/A	N/A	N/A
2017	11.581	13.601	40	11.745	13.829	3	N/A	N/A	N/A
2018	13.601	12.556	39	13.829	12.798	3	N/A	N/A	N/A

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Global Bond Fund - Class 2
2009	11.010	11.862	85	11.069	11.955	110	11.081	11.974	14
2010	11.862	12.260	70	11.955	12.387	116	11.974	12.413	15
2011	12.260	12.588	102	12.387	12.750	84	12.413	12.783	14
2012	12.588	13.129	98	12.750	13.331	53	12.783	13.373	13
2013	13.129	12.563	91	13.331	12.788	46	13.373	12.834	13
2014	12.563	12.510	78	12.788	12.766	42	12.834	12.818	10
2015	12.510	11.787	76	12.766	12.059	35	12.818	12.114	7
2016	11.787	11.891	66	12.059	12.196	35	12.114	12.258	5
2017	11.891	12.480	37	12.196	12.831	31	12.258	12.903	5
2018	12.480	12.094	33	12.831	12.466	24	12.903	12.542	6
American Funds Global Discovery(1)
2009	8.009	11.870	154	8.081	12.007	30	8.095	12.034	4
2010	11.870	12.842	139	12.007	13.022	31	12.034	13.058	4
2011	12.842	11.714	122	13.022	11.908	26	13.058	11.947	4
2012	11.714	13.866	114	11.908	14.131	18	11.947	14.184	4
2013	13.866	16.124	113	14.131	16.447	15	14.184	16.513	4
American Funds Global Growth and Income Fund - Class 2
2009	7.274	9.982	303	7.322	10.073	262	7.331	10.091	44
2010	9.982	10.959	294	10.073	11.087	224	10.091	11.112	41
2011	10.959	10.242	257	11.087	10.386	181	11.112	10.415	40
2012	10.242	11.825	235	10.386	12.022	146	10.415	12.062	38
2013	11.825	14.231	220	12.022	14.505	120	12.062	14.560	36
2014	14.231	14.766	208	14.505	15.087	111	14.560	15.152	32
2015	14.766	14.308	196	15.087	14.656	103	15.152	14.726	29
2016	14.308	15.085	148	14.656	15.490	84	14.726	15.573	26
2017	15.085	18.677	129	15.490	19.228	72	15.573	19.340	22
2018	18.677	16.578	121	19.228	17.109	60	19.340	17.217	19
American Funds Global Growth Fund - Class 2
2009	9.201	12.860	273	9.284	13.008	240	9.300	13.038	11
2010	12.860	14.114	267	13.008	14.312	219	13.038	14.352	14
2011	14.114	12.631	233	14.312	12.840	164	14.352	12.882	13
2012	12.631	15.204	218	12.840	15.495	128	12.882	15.553	13
2013	15.204	19.290	312	15.495	19.708	114	15.553	19.793	16
2014	19.290	19.384	218	19.708	19.854	96	19.793	19.949	15
2015	19.384	20.359	196	19.854	20.904	79	19.949	21.015	15
2016	20.359	20.120	155	20.904	20.711	72	21.015	20.831	18
2017	20.120	25.981	103	20.711	26.810	66	20.831	26.979	16
2018	25.981	23.209	96	26.810	24.010	53	26.979	24.174	16
American Funds Global Growth Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Fund - Class 2
2009	7.959	12.608	179	8.030	12.753	100	8.044	12.782	7
2010	12.608	15.159	168	12.753	15.372	97	12.782	15.414	7
2011	15.159	12.038	151	15.372	12.237	93	15.414	12.277	7
2012	12.038	13.973	120	12.237	14.240	78	12.277	14.293	8
2013	13.973	17.604	117	14.240	17.986	65	14.293	18.063	8
2014	17.604	17.657	109	17.986	18.085	61	18.063	18.171	8
2015	17.657	17.388	98	18.085	17.854	56	18.171	17.948	7
2016	17.388	17.436	79	17.854	17.948	48	17.948	18.052	8
2017	17.436	21.560	64	17.948	22.248	42	18.052	22.388	8
2018	21.560	18.942	59	22.248	19.596	35	22.388	19.729	8
American Funds Growth and Income Portfolio(SM) - Class 4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	10.354	11.256	10	N/A	N/A	N/A	N/A	N/A	N/A
2018	11.256	10.667	9	N/A	N/A	N/A	N/A	N/A	N/A
B-2

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Growth Fund - Class 2
2009	7.370	10.092	1,044	7.437	10.208	689	7.450	10.231	44
2010	10.092	11.764	1,016	10.208	11.929	620	10.231	11.962	47
2011	11.764	11.060	906	11.929	11.243	465	11.962	11.280	43
2012	11.060	12.806	831	11.243	13.051	363	11.280	13.100	42
2013	12.806	16.364	738	13.051	16.718	301	13.100	16.790	39
2014	16.364	17.439	608	16.718	17.861	256	16.790	17.947	36
2015	17.439	18.303	523	17.861	18.793	202	17.947	18.892	31
2016	18.303	19.682	448	18.793	20.259	175	18.892	20.377	33
2017	19.682	24.800	313	20.259	25.592	153	20.377	25.753	30
2018	24.800	24.297	267	25.592	25.136	140	25.753	25.307	29
American Funds Growth-Income Fund - Class 2
2009	7.520	9.693	844	7.587	9.804	564	7.601	9.827	19
2010	9.693	10.608	813	9.804	10.757	516	9.827	10.787	23
2011	10.608	10.228	724	10.757	10.397	406	10.787	10.431	22
2012	10.228	11.802	683	10.397	12.027	330	10.431	12.073	20
2013	11.802	15.474	644	12.027	15.809	285	12.073	15.877	19
2014	15.474	16.814	509	15.809	17.221	243	15.877	17.304	21
2015	16.814	16.755	450	17.221	17.203	209	17.304	17.294	22
2016	16.755	18.352	389	17.203	18.890	181	17.294	19.000	24
2017	18.352	22.059	276	18.890	22.763	163	19.000	22.906	20
2018	22.059	21.278	231	22.763	22.012	136	22.906	22.162	21
American Funds High-Income Bond Fund - Class 2
2009	8.225	11.225	234	8.299	11.354	234	8.314	11.380	11
2010	11.225	12.686	223	11.354	12.864	167	11.380	12.900	11
2011	12.686	12.699	203	12.864	12.910	150	12.900	12.952	11
2012	12.699	14.182	193	12.910	14.453	153	12.952	14.508	10
2013	14.182	14.849	185	14.453	15.170	125	14.508	15.235	9
2014	14.849	14.676	110	15.170	15.032	112	15.235	15.104	8
2015	14.676	13.363	101	15.032	13.720	83	15.104	13.793	6
2016	13.363	15.447	83	13.720	15.900	61	13.793	15.992	4
2017	15.447	16.216	60	15.900	16.734	54	15.992	16.839	3
2018	16.216	15.554	49	16.734	16.091	44	16.839	16.200	4
American Funds International Fund - Class 2
2009	9.405	13.216	419	9.489	13.368	303	9.506	13.399	31
2010	13.216	13.919	391	13.368	14.114	276	13.399	14.154	31
2011	13.919	11.762	361	14.114	11.956	214	14.154	11.996	30
2012	11.762	13.620	307	11.956	13.881	156	11.996	13.934	26
2013	13.620	16.272	315	13.881	16.624	128	13.934	16.696	25
2014	16.272	15.557	261	16.624	15.934	113	16.696	16.011	24
2015	15.557	14.588	226	15.934	14.979	90	16.011	15.059	19
2016	14.588	14.834	173	14.979	15.269	74	15.059	15.358	19
2017	14.834	19.253	127	15.269	19.868	71	15.358	19.993	17
2018	19.253	16.426	117	19.868	16.993	60	19.993	17.109	17
American Funds International Growth and Income Fund - Class 2
2009	10.904	14.998	13	10.176	15.040	9	10.908	15.048	7
2010	14.998	15.750	17	15.040	15.834	9	15.048	15.851	4
2011	15.750	14.122	16	15.834	14.232	9	15.851	14.254	4
2012	14.122	16.159	15	14.232	16.326	6	14.254	16.360	5
2013	16.159	18.901	14	16.326	19.144	9	16.360	19.193	5
2014	18.901	17.978	13	19.144	18.255	8	19.193	18.311	4
2015	17.978	16.668	10	18.255	16.967	8	18.311	17.027	2
2016	16.668	16.606	9	16.967	16.946	7	17.027	17.015	2
2017	16.606	20.391	8	16.946	20.862	6	17.015	20.957	2
2018	20.391	17.779	8	20.862	18.234	3	20.957	18.327	2
American Funds Managed Risk Asset Allocation Fund - Class P2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.766	12.124	9	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.124	12.285	8	N/A	N/A	N/A
2015	N/A	N/A	N/A	12.285	11.967	2	N/A	N/A	N/A
2016	11.918	12.510	1*	11.967	12.640	2	N/A	N/A	N/A
2017	12.510	14.105	10	N/A	N/A	N/A	N/A	N/A	N/A
2018	14.105	13.176	8	N/A	N/A	N/A	N/A	N/A	N/A
B-3

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
2013	N/A	N/A	N/A	10.023	10.878	21	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.878	11.578	20	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	12.056	13.191	9	11.925	13.345	1*	N/A	N/A	N/A
2018	13.191	12.000	8	13.345	12.170	1*	N/A	N/A	N/A
American Funds Managed Risk Global Allocation Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	9.672	10.725	10	N/A	N/A	N/A	N/A	N/A	N/A
2018	10.725	9.807	10	10.961	9.896	1*	N/A	N/A	N/A
American Funds Managed Risk Growth and Income Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth Fund - Class P2
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	11.356	10.897	1*	N/A	N/A	N/A	N/A	N/A	N/A
2016	10.897	10.972	1*	N/A	N/A	N/A	N/A	N/A	N/A
2017	10.972	13.577	10	N/A	N/A	N/A	N/A	N/A	N/A
2018	13.577	13.286	8	13.959	13.474	1*	N/A	N/A	N/A
American Funds Managed Risk Growth Portfolio(SM) - Class P2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Managed Risk Growth-Income Fund - Class P2
2013	10.892	11.149	167	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.686	13.018	1*	N/A	N/A	N/A
American Funds Managed Risk International Fund - Class P2
2013	N/A	N/A	N/A	9.751	10.591	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.591	9.836	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.836	9.053	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Mortgage Fund - Class 2
2011	N/A	N/A	N/A	10.246	10.287	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.287	10.370	2	10.325	10.378	1*
2013	N/A	N/A	N/A	10.370	10.039	1*	10.378	10.052	1*
2014	N/A	N/A	N/A	10.039	10.402	1*	10.052	10.420	1*
2015	10.456	10.313	1*	10.402	10.432	1*	10.420	10.456	3
2016	10.313	10.356	2	10.432	10.503	1*	10.456	10.531	2
2017	10.356	10.296	1*	10.503	10.467	1*	10.531	10.501	2
2018	10.296	10.146	1*	10.467	10.339	1*	10.501	10.378	2
B-4

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds New World Fund® - Class 2
2009	11.141	16.375	212	11.241	16.563	111	11.261	16.601	24
2010	16.375	18.958	209	16.563	19.224	109	16.601	19.278	21
2011	18.958	16.023	180	19.224	16.288	104	19.278	16.342	21
2012	16.023	18.542	167	16.288	18.896	83	16.342	18.967	20
2013	18.542	20.283	114	18.896	20.722	74	18.967	20.811	20
2014	20.283	18.353	104	20.722	18.797	63	20.811	18.887	18
2015	18.353	17.459	87	18.797	17.926	48	18.887	18.021	14
2016	17.459	18.049	71	17.926	18.578	40	18.021	18.686	14
2017	18.049	22.947	49	18.578	23.679	34	18.686	23.828	12
2018	22.947	19.373	46	23.679	20.042	28	23.828	20.178	11
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
2009	11.168	11.244	258	11.269	11.373	398	11.288	11.398	12
2010	11.244	11.678	265	11.373	11.841	405	11.398	11.874	17
2011	11.678	12.338	328	11.841	12.543	221	11.874	12.583	13
2012	12.338	12.349	254	12.543	12.585	177	12.583	12.632	10
2013	12.349	11.755	152	12.585	12.010	159	12.632	12.061	11
2014	11.755	12.125	131	12.010	12.418	129	12.061	12.477	10
2015	12.125	12.098	116	12.418	12.422	103	12.477	12.487	10
2016	12.098	12.023	110	12.422	12.376	87	12.487	12.447	10
2017	12.023	11.996	86	12.376	12.379	78	12.447	12.457	11
2018	11.996	11.869	82	12.379	12.278	62	12.457	12.361	12
American Funds Ultra-Short Bond Fund - Class 2
2009	10.651	10.426	223	10.746	10.546	123	10.766	10.570	43
2010	10.426	10.204	75	10.546	10.347	73	10.570	10.376	43
2011	10.204	9.968	101	10.347	10.134	54	10.376	10.167	1*
2012	9.968	9.747	108	10.134	9.933	28	10.167	9.971	1*
2013	9.747	9.530	224	9.933	9.737	34	9.971	9.779	1*
2014	9.530	9.310	111	9.737	9.535	21	9.779	9.581	1*
2015	9.310	9.102	132	9.535	9.346	8	9.581	9.395	1*
2016	9.102	8.924	133	9.346	9.186	6	9.395	9.239	1*
2017	8.924	8.805	129	9.186	9.088	3	9.239	9.143	1*
2018	8.805	8.765	124	9.088	9.067	2	9.143	9.129	1*
LVIP American Balanced Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.487	10.575	8	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.575	10.346	26	N/A	N/A	N/A
2012	10.892	11.257	23	10.346	11.326	29	N/A	N/A	N/A
2013	11.257	12.669	8	11.326	12.778	28	N/A	N/A	N/A
2014	12.669	13.112	8	12.778	13.258	35	N/A	N/A	N/A
2015	13.112	12.745	7	13.258	12.919	23	N/A	N/A	N/A
2016	12.745	13.248	7	12.919	13.462	21	N/A	N/A	N/A
2017	13.248	14.886	14	13.462	15.165	19	N/A	N/A	N/A
2018	14.886	13.978	14	15.165	14.276	21	N/A	N/A	N/A
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
2012	9.578	10.126	5	9.927	10.146	6	N/A	N/A	N/A
2013	10.126	11.229	10	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.229	11.594	9	N/A	N/A	N/A	N/A	N/A	N/A
2015	11.594	11.108	3	N/A	N/A	N/A	N/A	N/A	N/A
2016	11.108	11.376	3	11.054	11.513	2	N/A	N/A	N/A
2017	11.376	12.479	3	11.513	12.661	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
2012	9.721	10.189	59	9.918	10.209	4	N/A	N/A	N/A
2013	10.189	11.718	3	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.718	11.762	3	N/A	N/A	N/A	N/A	N/A	N/A
2015	11.762	11.148	2	N/A	N/A	N/A	N/A	N/A	N/A
2016	11.148	11.272	2	10.982	11.407	3	N/A	N/A	N/A
2017	11.272	12.882	2	11.407	13.070	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
B-5

	with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.580	10.679	5	N/A	N/A	N/A
2011	10.668	10.247	32	10.679	10.284	18	N/A	N/A	N/A
2012	10.247	11.347	56	10.284	11.416	11	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.416	13.211	12	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.370	13.907	2	N/A	N/A	N/A
2017	15.573	15.747	11	13.907	16.042	2	N/A	N/A	N/A
2018	15.747	14.640	9	16.042	14.952	2	N/A	N/A	N/A
LVIP American Income Allocation Fund - Service Class
2010	N/A	N/A	N/A	10.288	10.359	17	N/A	N/A	N/A
2011	10.348	10.417	5	10.359	10.454	9	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.454	11.145	8	10.746	11.159	4
2013	N/A	N/A	N/A	11.145	11.914	21	11.159	11.934	4
2014	N/A	N/A	N/A	11.914	12.416	21	11.934	12.443	4
2015	N/A	N/A	N/A	12.416	12.098	21	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.098	12.537	21	N/A	N/A	N/A
2017	N/A	N/A	N/A	12.537	13.564	18	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.564	12.967	4	N/A	N/A	N/A
LVIP American Preservation Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	9.705	9.659	4	N/A	N/A	N/A	N/A	N/A	N/A
2014	9.659	9.656	4	N/A	N/A	N/A	N/A	N/A	N/A
2015	9.656	9.480	5	N/A	N/A	N/A	N/A	N/A	N/A
2016	9.480	9.457	2	9.602	9.560	7	N/A	N/A	N/A
2017	9.457	9.411	2	9.560	9.538	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.538	9.439	1*	N/A	N/A	N/A
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1)	Effective May 17, 2013, the Global Discovery Fund was merged into the Global Growth Fund.
B-6

Appendix C—Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are unavailable for purchase as of June 30, 2009. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders prior to June 30, 2009. The riders described below, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, and 4LATER® Advantage offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum annuity payout (4LATER® Advantage). You may not own more than one Living Benefit Rider at a time. If you own a Living Benefit Rider, you will be subject to Investment Requirements (see Investment Requirements in the prospectus). Since these Living Benefit Riders are no longer available for purchase, you should carefully consider whether the termination of a rider is the best decision for you. Terms and conditions may change after the contract is purchased pursuant to the terms of your contract.
i4LIFE® Advantage and the Guaranteed Income Benefit are described in detail in the prospectus (see The Contracts — Living Benefit Riders).
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, any Bonus Credits, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% step-up (if applicable). These options are discussed below in detail.
If you purchased the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.
Charges. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments and Bonus Credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
This rider is no longer available for purchase.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.40% for the i4LIFE® Advantage Account Value Death Benefit; 2.45% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elected the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Additional Purchase Payments and any Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and any Bonus Credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:

Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments and any applicable Bonus Credits received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the ten year period described below. Additional Purchase Payments and any Bonus Credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment (and Bonus Credit). Any Purchase Payments and Bonus Credits made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Bonus Credit of 4% = $4,000; Guaranteed Amount = $104,000
Additional Purchase Payment on day 30 = $15,000; Bonus Credit of 4% = $600; Guaranteed Amount = $119,600
Additional Purchase Payment on day 95 = $10,000; Bonus Credit of 4% = $400; Guaranteed Amount = $130,000
On the first Benefit Year anniversary, the Guaranteed Amount will never be less than $135,980 ($119,600 x 1.05 = $125,580 + $10,400). The $10,000 Purchase Payment and $400 Bonus Credit on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for ten years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	No	10
1st Benefit Year anniversary	$54,000	$54,075	No	9
2nd Benefit Year anniversary	$53,900	$56,779	No	8
3rd Benefit Year anniversary	$57,000	$59,618	No	7
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the Contract Value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. On the later of the tenth Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments, including Bonus Credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) (The 200% step-up will occur on the tenth Benefit Year anniversary if you purchased the rider prior to May 1, 2009.) This step-up will not occur if:
1.	An Excess Withdrawal (defined below) has occurred; or
2.	Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $208,000. A $10,400 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,400 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,800 (10% of $208,000).
This step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments and applicable Bonus Credits within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 65 = $200,000; Bonus Credit of $8,000; Guaranteed Amount = $208,000; Initial Maximum Annual Withdrawal amount = $10,400.
After ten years, at age 75, the Guaranteed Amount is $283,232 (after applicable 5% Enhancements and two withdrawals of $10,400) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $374,400 ($208,000 initial Guaranteed Amount reduced by the two $10,400 withdrawals x 200%), the Guaranteed Amount is increased to $374,400.
The 200% step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments and Bonus Credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000 + 3% Bonus Credit	$51,500	$51,500	$2,575
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a benefit IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,102 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,200 (5% of the initial Guaranteed Amount of $104,000)
After a $12,000 Withdrawal ($5,200 is within the Maximum Annual Withdrawal amount, $6,800 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,200:
Contract Value = $54,800
Guaranteed Amount = $79,800
The Contract Value is reduced by the $6,800 Excess Withdrawal and the Guaranteed Amount is reduced by 12.41%, the same proportion that the Excess Withdrawal reduced the $54,800 Contract Value ($6,800 / $54,800)
Contract Value = $48,000
Guaranteed Amount = $69,898 ($79,800 x 12.41% = $9,902; $79,800 - $9,902 = $69,898)
Maximum Annual Withdrawal amount = $3,494.89 (5% of $69,898)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
The portion of Excess Withdrawals attributed to Purchase Payments (and not Bonus Credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to Bonus Credits are not subject to surrender charges.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death. To be eligible the Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the Contractowner/Annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death).
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon the death of the Contractowner/Annuitant;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Guaranteed Amount to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment plus the amount of any Bonus Credit applicable to that Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, any Bonus Credits, step-ups and withdrawals in accordance with the provisions set forth below. There are two different options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up, the Contractowner can also initiate additional ten-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.
If you own this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements in this prospectus.
Charges. While this rider is in effect, there is a charge for the Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option

(the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount) (for riders purchased between January 20, 2009 and prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% upon the next election of a step-up of the Guaranteed Amount) (for riders purchased prior to January 20, 2009, the current annual charge rate will increase from 0.45% to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Appendix C – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment and any Bonus Credits or Contract Value at the time of election) as increased for subsequent Purchase Payments and any Bonus Credits and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because Bonus Credits increase the Guaranteed Amount, Bonus Credits also increase the amount we deduct for the cost of the rider.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.
If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments (and Bonus Credits) made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elected the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equaled your initial Purchase Payment plus the amount of any Bonus Credit. If you elected the benefit after we issued the contract, the Guaranteed Amount equaled the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln

SmartSecurity® Advantage — 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage — 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts of all Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments and Bonus Credits automatically increase the Guaranteed Amount by the amount of the Purchase Payment and Bonus Credit (not to exceed the maximum); for example, a $10,000 additional Purchase Payment, which receives a 3% Bonus Credit will increase the Guaranteed Amount by $10,300. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made and any Bonus Credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including any surrender charges and other deductions), the rider charge and account fee plus any Purchase Payments and any Bonus Credits made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000 (3% Bonus Credit)	$51,500	$51,500
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments, any Bonus Credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a ten-year period.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the rider, the Maximum Annual Withdrawal amount is:

•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments and any Bonus Credits. For example, if the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made (which receives a 3% Bonus Credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts – Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMD’s are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the least of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,200 (5% of the initial Guaranteed Amount of $104,000)
Initial Guaranteed Amount of $104,000 equals $100,000 Purchase Payment and 4% Bonus Credit
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400 - $7,000 = $75,400).
The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).
The least of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make Excess Withdrawals. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a ten-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new ten-year automatic step-up period) (the Contractowner must be eligible to elect a step-up i.e. all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased an annuity with the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up with $100,000 (and received a Bonus Credit of 4%), your initial Guaranteed Amount is $104,000 and your initial Maximum Annual Withdrawal amount is $5,200. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $99,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $104,000, then the Maximum Annual Withdrawal amount of $5,200 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $99,000 is $4,950. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed

Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	Upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Select Guaranteed Income Benefit. The charge (see Expense Table B), Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of i4LIFE® Advantage Select Guaranteed Income Benefit. This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. You must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders will limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. The 4LATER® Advantage rider is no longer available for purchase.
Charges. Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment and any Bonus Credit if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, any Bonus Credits, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.55% for the i4LIFE® Advantage Account Value Death Benefit; 2.60% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.85% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments and any Bonus Credits. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® Effective Date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments and any Bonus Credits. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and any Bonus Credit and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments, corresponding Bonus Credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit, plus 15% of that Purchase Payment and Bonus Credit.
Example:
Initial Purchase Payment and corresponding Bonus Credit	$104,000
Purchase Payment and corresponding Bonus Credit 60 days later	$10,400
Income Base	$114,400
Future Income Base (during the 1st Waiting Period)	$131,560	($114,400 x 115%)
Income Base (after 1st Waiting Period)	$131,560
New Future Income Base (during 2nd Waiting Period)	$151,294	($131,560 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment and corresponding Bonus Credit plus 15% of that Purchase Payment and corresponding Bonus Credit proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$104,000
Purchase Payment and corresponding Bonus Credit in Year 2	$10,400
New Income Base	$114,400
Future Income Base (during 1st Waiting Period-Year 2)	$130,520	($104,000 x 115%) + ($10,400 x 100%) +
		($10,400 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$130,520
New Future Income Base (during 2nd Waiting Period)	$150,098	($130,520 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments and corresponding Bonus Credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.

After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$104,000	Maximum Income Base	$208,000
Purchase Payment and corresponding Bonus Credit in Year 2	$ 10,400	Increase to Maximum Income Base	$ 20,800
New Income Base	$114,400	New Maximum Income Base	$228,800
Future Income Base after Purchase Payment	$130,520	Maximum Income Base	$228,800
Income Base (after 1st Waiting Period)	$130,520
Future Income Base (during 2nd Waiting Period)	$150,098	Maximum Income Base	$228,800
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$117,468
Future Income Base	$135,088	Maximum Income Base	$205,920
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.
At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
NOTE: If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the future Income Base.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.

If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or for nonqualified contracts,, the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it.

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Appendix D — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 18, 2018.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
D-1

i4LIFE® Advantage Guaranteed Income Benefit (version 4) elections prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

D-2

American Legacy III® Plus
Lincoln Life & Annuity Variable Annuity Account H  (Registrant)
Lincoln Life & Annuity Company of New York  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy III® Plus prospectus of Lincoln Life & Annuity Variable Annuity Account H dated May 1, 2019. You may obtain a copy of the American Legacy III® Plus prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500.

This SAI is not a prospectus.
The date of this SAI is May 1, 2019.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life & Annuity Variable Annuity Account H, as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $10,215,503, $9,421,298 and $6,548,154 to LFN and Selling Firms in 2016, 2017 and 2018, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 “a” Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the
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value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,463.99	$9,922.44
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,417.59 with the 20-year Access Period and $8,930.20 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $114,163 (assuming no withdrawals) will be used to continue the $10,463.99 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $69,919 (assuming no withdrawals) will be used to continue the $9,922.44 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by
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sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2018 financial statements of the VAA and the December 31, 2018 financial statements of Lincoln New York appear on the following pages.
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Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2018 and 2017, the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.    The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.    As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.    Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1996.

Philadelphia, Pennsylvania

April 1, 2019

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2018	2017
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2018 – $7,200; 2017 – $7,165)	$7,280	$7,813
Equity securities (cost: 2017 – $3)	-	2
Equity securities	2	-
Mortgage loans on real estate	817	764
Policy loans	261	282
Other investments	1	-
Total investments	8,361	8,861
Cash and invested cash	31	65
Deferred acquisition costs and value of business acquired	578	559
Premiums and fees receivable	6	6
Accrued investment income	94	106
Reinsurance recoverables	527	420
Reinsurance related embedded derivatives	12	14
Goodwill	26	26
Other assets	1,670	1,620
Separate account assets	6,028	6,357
Total assets	$17,333	$18,034

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,652	$1,525
Other contract holder funds	5,518	5,585
Funds withheld reinsurance liabilities	1,503	1,464
Income taxes payable	211	316
Other liabilities	111	69
Separate account liabilities	6,028	6,357
Total liabilities	15,023	15,316

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,349	1,459
Accumulated other comprehensive income (loss)	20	318
Total stockholder’s equity	2,310	2,718
Total liabilities and stockholder’s equity	$17,333	$18,034

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Insurance premiums	$152	$156	$152
Fee income	343	338	334
Net investment income	391	416	423
Realized gain (loss):
Total other-than-temporary impairment losses on securities	-	(1)	(26)
Portion of loss recognized in other comprehensive income	-	-	7
Net other-than-temporary impairment losses on securities recognized in earnings	-	(1)	(19)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(19)	(15)	(22)
Total realized gain (loss)	(19)	(16)	(41)
Other revenues	-	1	-
Total revenues	867	895	868
Expenses
Interest credited	197	202	201
Benefits	364	334	294
Commissions and other expenses	233	194	147
Impairment of intangibles	-	34	-
Total expenses	794	764	642
Income (loss) before taxes	73	131	226
Federal income tax expense (benefit)	2	(150)	70
Net income (loss)	71	281	156
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(360)	139	86
Total other comprehensive income (loss), net of tax	(360)	139	86
Comprehensive income (loss)	$(289)	$420	$242

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2018	2017	2016

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,459	1,298	1,142
Cumulative effect from adoption of new accounting standards	(62)	-	-
Net income (loss)	71	281	156
Common stock dividends declared	(119)	(120)	-
Balance as of end-of-year	1,349	1,459	1,298
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	318	179	93
Cumulative effect from adoption of new accounting standards	62	-	-
Other comprehensive income (loss), net of tax	(360)	139	86
Balance as of end-of-year	20	318	179
Total stockholder’s equity as of end-of-year	$2,310	$2,718	$2,418

See accompanying Notes to Financial Statements

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$71	$281	$156
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	76	18	(31)
Change in premiums and fees receivable	-	-	1
Change in accrued investment income	12	(1)	4
Change in future contract benefits and other contract holder funds	(12)	(246)	(235)
Change in reinsurance related assets and liabilities	(145)	59	53
Change in accrued expenses	(14)	14	(8)
Change in federal income tax accruals	(25)	(211)	91
Realized (gain) loss	19	16	41
Impairment of intangibles	-	34	-
Other	12	(27)	7
Net cash provided by (used in) operating activities	(6)	(63)	79

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(713)	(770)	(761)
Sales of available-for-sale securities and equity securities	200	113	218
Maturities of available-for-sale securities	467	654	541
Issuance of mortgage loans on real estate	(133)	(136)	(119)
Repayment and maturities of mortgage loans on real estate	80	42	28
Issuance and repayment of policy loans, net	22	21	47
Net change in collateral on investments, derivatives and related settlements	(1)	-	-
Net cash provided by (used in) investing activities	(78)	(76)	(46)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	49	-	-
Deposits of fixed account values, including the fixed portion of variable	593	601	634
Withdrawals of fixed account values, including the fixed portion of variable	(332)	(335)	(401)
Transfers to and from separate accounts, net	(139)	(101)	(118)
Common stock issued for benefit plans	(2)	(2)	(2)
Dividends paid	(119)	(120)	-
Net cash provided by (used in) financing activities	50	43	113

Net increase (decrease) in cash, invested cash and restricted cash	(34)	(96)	146
Cash, invested cash and restricted cash as of beginning-of-year	65	161	15
Cash, invested cash and restricted cash as of end-of-year	$31	$65	$161

See accompanying Notes to Financial Statements

5

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 15 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

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Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

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When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

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AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary. For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

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To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Equity Securities

As of January 1, 2018, equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

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Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present

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value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital

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markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, other prepaid expenses and specifically identifiable intangible assets.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, short-term debt and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

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Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception

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through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $21 million for the years ended December 31, 2018, 2017 and 2016.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

Revenue recognized from contracts with customers included in fee income consists primarily of wholesale-related 12b-1 fees received indirectly from separate account fund sponsors as compensation for servicing the underlying mutual funds.    Such revenues are recorded based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

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Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2016 through 2018 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

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Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes the Company and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers and all related amendments

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services and defines a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although the standard and all related amendments supersede nearly all existing revenue recognition guidance under GAAP, the guidance does not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.

January 1, 2018

We adopted the standard and all related amendments using the modified retrospective method.  Our primary sources of revenue are recognized in accordance with ASC Topic 944, Financial Services – Insurance.  The adoption did not have a material impact on our consolidated financial condition, results of operations, stockholder’s equity or cash flows.  There were no material changes in the timing or measurement of revenues based upon the guidance.  As a result, there is no cumulative effect on retained earnings.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.

January 1, 2018

At the time of adoption, we had equity securities classified as AFS with a total carrying value of $2 million.  We classified, prospectively, $2 million of equity securities within the scope of this ASU in a separate line on our Balance Sheets.  The cumulative effect adjustment of adopting this ASU was $1 million.

ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments require a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Act”) of 2017.  The amount of the reclassification is equal to the impact of the change in deferred taxes related to amounts recorded in AOCI resulting from the change in the statutory corporate tax rate from 35% to 21%.  Early adoption is permitted and retrospective application is required.

		January 1, 2018	We retrospectively reclassified $61 million of stranded tax effects from AOCI to retained earnings in the period of adoption.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our financial condition and results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  Early adoption is permitted.

		January 1, 2021	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

AFS Securities

In 2018, we adopted ASU 2016-01, which resulted in a new classification and measurement of our equity securities.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$6,321	$250	$233	$-	$6,338
ABS	82	1	3	(4)	84
U.S. government bonds	15	3	-	-	18
Foreign government bonds	32	3	-	-	35
RMBS	292	11	5	(2)	300
CMBS	16	-	-	-	16
CLOs	19	-	-	-	19
State and municipal bonds	377	48	4	-	421
Hybrid and redeemable preferred securities	46	4	1	-	49
Total AFS securities	$7,200	$320	$246	$(6)	$7,280

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	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$6,310	$591	$36	$-	$6,865
ABS	93	1	3	(4)	95
U.S. government bonds	20	3	-	-	23
Foreign government bonds	33	4	-	-	37
RMBS	274	14	3	(3)	288
CMBS	17	1	-	-	18
CLOs	24	-	-	-	24
State and municipal bonds	349	63	1	-	411
Hybrid and redeemable preferred securities	45	8	1	-	52
Total fixed maturity securities	7,165	685	44	(7)	7,813
Equity AFS securities	3	-	1	-	2
Total AFS securities	$7,168	$685	$45	$(7)	$7,815

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2018, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$328	$331
Due after one year through five years	962	952
Due after five years through ten years	1,084	1,103
Due after ten years	4,417	4,475
Subtotal	6,791	6,861
Structured securities (ABS, MBS, CLOs)	409	419
Total fixed maturity AFS securities	$7,200	$7,280

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,469	$157	$533	$76	$3,002	$233
ABS	10	-	25	5	35	5
RMBS	56	1	54	4	110	5
State and municipal bonds	65	3	8	1	73	4
Hybrid and redeemable
preferred securities	-	-	18	1	18	1
Total AFS securities	$2,600	$161	$638	$87	$3,238	$248

Total number of AFS securities in an unrealized loss position						589

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	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$269	$3	$461	$33	$730	$36
ABS	9	1	25	5	34	6
RMBS	14	-	45	3	59	3
State and municipal bonds	1	-	11	1	12	1
Hybrid and redeemable
preferred securities	4	-	13	1	17	1
Total fixed maturity AFS securities	297	4	555	43	852	47
Equity AFS securities	2	1	-	-	2	1
Total AFS securities	$299	$5	$555	$43	$854	$48

Total number of AFS securities in an unrealized loss position						179

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$31	$9	$-	6
Six months or greater, but less than nine months	25	14	-	3
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	14	4	2	7
Total	$81	$35	$2	18

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$4	$-	4
Nine months or greater, but less than twelve months	1	1	-	1
Twelve months or greater	46	14	2	10
Total	$58	$19	$2	15

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities increased by $201 million for the year ended December 31, 2018.  As discussed further below, we believe the unrealized loss position as of December 31, 2018, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2018, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2018, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

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As of December 31, 2018, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$39	$47	$42
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-	1	18
Credit losses on securities for which an
OTTI was previously recognized	-	-	2
Decreases attributable to:
Securities sold, paid down or matured	-	(9)	(15)
Balance as of end-of-year	$39	$39	$47

During 2018, there were no credit losses on securities for which an OTTI was not previously recognized.  During 2017 and 2016, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2018 and 2017, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS and ABS

As of December 31, 2018 and 2017, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

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Mortgage Loans on Real Estate

There were no past due or impaired mortgage loans on real estate as of December 31, 2018 and 2017.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018			As of December 31, 2017
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$784	96.0%	2.70	$728	95.3%	2.78
65% to 74%	33	4.0%	1.42	36	4.7%	1.54
Total mortgage loans on real estate	$817	100.0%		$764	100.0%

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York and California, which accounted for 55% and 15%, respectively, as of December 31, 2018 and 64% and 11%, respectively, as of December 31, 2017.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities	$349	$358	$371
Mortgage loans on real estate	32	30	26
Policy loans	5	18	19
Invested cash	1	1	-
Commercial mortgage loan prepayment
and bond make-whole premiums	7	11	11
Consent fees	-	1	-
Investment income	394	419	427
Investment expense	(3)	(3)	(4)
Net investment income	$391	$416	$423

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Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities: (1)
Gross gains	$1	$-	$4
Gross losses	(8)	(1)	(12)
Gross OTTI	-	(1)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(1)	(1)	(1)
Total realized gain (loss) related to certain investments	(8)	(3)	(29)
Realized gain (loss) on the mark-to-market on certain instruments (2)	1	-	-
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	(10)	(11)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	(2)
Total realized gain (loss)	$(19)	$(16)	$(41)

(1)	These amounts are represented net of related fair value hedging activity. See Note 4 for more information.
(2)	Represents changes in the fair values of certain derivative investments and reinsurance related embedded derivatives.

Details underlying write-downs taken as a result of OTTI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$-	$(1)	$(18)
ABS	-	-	(1)
RMBS	-	-	(1)
Gross OTTI recognized in net income (loss)	-	(1)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	1
Net OTTI recognized in net income (loss)	$-	$(1)	$(19)

We recognized less than $1 million of OTTI in OCI for the years ended December 31, 2018 and 2017.  We recognized $10 million of gross OTTI in OCI, offset by $3 million for the change in DAC, VOBA, DSI and DFEL, for the year ended December 31, 2016.

Investment Commitments

As of December 31, 2018, our investment commitments were $50 million, which included $45 million of mortgage loans on real estate and $5 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association with a fair value of $128 million and $77 million, respectively, or 2% and 1%, respectively, of our invested assets portfolio.  As of December 31, 2017, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and Ecolab Inc. with a fair value of $124 million and $47 million, respectively, or 1% of our invested assets portfolio.  These concentrations include fixed maturity AFS securities and equity securities.

As of December 31, 2018, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and financial services industry with a fair value of $1.2 billion and $1.1 billion, respectively, or 14% and 13%, respectively, of our invested assets portfolio.  As of December 31, 2017, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and the utilities industry with a fair value of $1.3 billion and $1.2 billion, respectively, or 14% and 13%, respectively, of our invested assets portfolio.  These concentrations include fixed maturity AFS securities and equity securities.

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Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair value of $15 million as of December 31, 2018 and 2017.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the majority of the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and Indexed Universal Life Contracts Embedded Derivatives

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

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Reinsurance Related Embedded Derivatives

We have certain modified coinsurance (“Modco”) arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2018			As of December 31, 2017
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$150	$1	$2	$50	$-	$-
Non-Qualifying Hedges
Economic hedges:
Interest rate contracts (1)	100	1	-	-	-	-
Embedded derivatives:
GLB direct (2) (3)	-	-	16	-	21	-
GLB ceded (2) (3)	-	15	-	-	-	21
Reinsurance related (4)	-	12	-	-	14	-
Indexed annuity and IUL contracts (5)	-	-	1	-	-	2
Total derivative instruments	$250	$29	$19	$50	$35	$23

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	Reported in other assets on our Balance Sheets.
(3)	Reported in other liabilities on our Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(5)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2018
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$45	$105	$-	$-	$100	$250
Total derivative instruments
with notional amounts	$45	$105	$-	$-	$100	$250

(1)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2021.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$-	$-
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(1)	1	-
Balance as of end-of-year	$-	$1	$-

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The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Non-Qualifying Hedges
Interest rate contracts (1)	$1	$-	$-
Embedded derivatives:
GLB reserves (1)	(1)	-	-
Indexed annuity and IUL contracts (1)	-	-	1
Total derivative instruments	$-	$-	$1

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

As of December 31, 2018, less than $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or Non-Performance Risk (“NPR”).  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2018, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  Our ISDA agreements are supported by credit support annexes requiring the parties to collateralize outstanding exposures.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2018 and 2017, our exposure was zero.

The amounts recognized (in millions) by Standard & Poor (“S&P”) credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2018		As of December 31, 2017
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$-	$-	$-	$-
A+	-	(1)	-	-
A	-	-	-	-
A-	-	-	-	-
BBB+	-	-	-	-
	$-	$(1)	$-	$-

Balance Sheet Offsetting

As of December 31, 2018 and 2017, the offset on our Balance Sheets associated with our derivative instruments was less than $2 million.  There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

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5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Current	$15	$72	$(49)
Deferred	(13)	(222)	119
Federal income tax expense (benefit)	$2	$(150)	$70

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Tax rate times pre-tax income	$16	$46	$79
Effect of:
Tax-preferred investment income	(3)	(8)	(8)
Tax credits	(1)	(1)	(1)
Goodwill impairment	-	12	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(9)	(197)	-
Other items	(1)	(2)	-
Federal income tax expense (benefit)	$2	$(150)	$70
Effective tax rate	3%	-115%	31%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  Tax-preferred investment income as reflected above relates primarily to the separate account dividends-received deduction, which generated a total tax benefit of $3 million, $8 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As a result of the Tax Act, the recorded tax benefit for the separate account dividends-received deduction was lower in our 2018 income tax provision as compared to prior years.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the 21% marginal corporate income tax rate and recognized a $197 million tax benefit in 2017.  The SEC previously issued rules that allow for a one-year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  Subsequent to the enactment date, we completed our review of the provisions of the Tax Act, including the impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2018	2017
Current	$13	$(3)
Deferred	(211)	(313)
Total federal income tax asset (liability)	$(198)	$(316)

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Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2018	2017
Deferred Tax Assets
Investment activity	$-	$2
Other	1	1
Total deferred tax assets	$1	$3
Deferred Tax Liabilities
DAC	$57	$54
VOBA	39	39
Net unrealized gain on AFS securities	17	136
Future contract benefits and other contract holder funds	93	78
Other	6	9
Total deferred tax liabilities	$212	$316
Net deferred tax asset (liability)	$(211)	$(313)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2018 and 2017, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2018, 2017 and 2016, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2015 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact our results.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$372	$386	$439
Deferrals	31	53	54
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(40)	(46)	(54)
Unlocking	(28)	4	(15)
Adjustment related to realized gains (losses)	(3)	(3)	-
Adjustment related to unrealized gains (losses)	60	(22)	(38)
Balance as of end-of-year	$392	$372	$386

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$187	$225	$137
Amortization:
Amortization, excluding unlocking	(33)	(34)	(33)
Unlocking	(13)	4	72
Accretion of interest (1)	12	13	10
Adjustment related to unrealized gains (losses)	33	(21)	39
Balance as of end-of-year	$186	$187	$225

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

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Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2018, was as follows:

2019	$22
2020	21
2021	20
2022	18
2023	16

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$8	$9	$10
Deferrals	1	1	-
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(2)	(1)
Balance as of end-of-year	$7	$8	$9

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$129	$131	$125
Deferrals	23	23	23
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(6)	(11)	(20)
Unlocking	(13)	(1)	(1)
Adjustment related to realized (gains) losses	(1)	(1)	2
Adjustment related to unrealized (gains) losses	27	(12)	2
Balance as of end-of-year	$159	$129	$131

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Direct insurance premiums and fee income	$679	$673	$660
Reinsurance ceded	(184)	(179)	(174)
Total insurance premiums and fee income	$495	$494	$486

Direct insurance benefits	$595	$525	$494
Reinsurance recoveries netted against benefits	(231)	(191)	(200)
Total benefits	$364	$334	$294

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 17, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2018, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 40% of the mortality risk on newly issued life insurance contracts in 2018.  Approximately 40% and 41% of our total individual life in-force amount was reinsured as of December 31, 2018 and 2017, respectively.  Portions of our variable and deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2018 and 2017, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $527 million and $420 million as of December 31, 2018 and 2017, respectively.

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8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	(34)	-
Total goodwill	$162	$(102)	$(34)	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2018, we performed our annual quantitative goodwill impairment test for our reporting unit, and the fair value was in excess of the reporting unit’s carrying value for Annuities.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities reporting unit had a fair value that exceeded its carrying value.  Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $34 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value, bringing the Life Insurance goodwill to zero as of December 31, 2017.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2018		As of December 31, 2017
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$3

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2018.

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9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2018 (1)	2017 (1)
Return of Net Deposits
Total account value	$4,316	$4,521
Net amount at risk (2)	55	2
Average attained age of contract holders	63 years	62 years

Minimum Return
Average attained age of contract holders	88 years	87 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,166	$1,312
Net amount at risk (2)	96	4
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$3	$3	$3
Changes in reserves	3	-	1
Benefits paid	-	-	(1)
Balance as of end-of-year	$6	$3	$3

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2018	2017
Asset Type
Domestic equity	$2,079	$2,235
International equity	733	817
Fixed income	1,743	1,833
Total	$4,555	$4,885

Percent of total variable annuity
separate account values	91%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 32% of total life insurance in-force reserves as of December 31, 2018 and 2017.

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10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2018.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Hanks v. The Lincoln Life and Annuity Company of New York and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2018, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2018 and 2017, 89% and 91%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(3) million and $(5) million as of December 31, 2018 and 2017, respectively.

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11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$310	$173	$93
Cumulative effect from adoption of new accounting standards	62	-	-
Unrealized holding gains (losses) arising during the year	(573)	242	95
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	114	(44)	1
Income tax benefit (expense)	95	(63)	(35)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(7)	(2)	(28)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Income tax benefit (expense)	3	1	11
Balance as of end-of-year	$13	$310	$173
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$7	$5	$(1)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	-	(10)
Change in DAC, VOBA, DSI and DFEL	-	-	3
Income tax benefit (expense)	1	-	2
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	(1)	5	12
Change in DAC, VOBA, DSI and DFEL	-	(1)	1
Income tax benefit (expense)	-	(2)	(2)
Balance as of end-of-year	$7	$7	$5
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Unrealized holding gains (losses) arising during the year	(1)	-	-
Income tax benefit (expense)	-	-	-
Balance as of end-of-year	$-	$1	$1

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(7)	$(2)	$(28)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(1)	(1)	(2)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(8)	(3)	(30)	operations before taxes
Income tax benefit (expense)	3	1	11	Federal income tax expense (benefit)
Reclassification, net of income tax	$(5)	$(2)	$(19)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$-	$1	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	-	1	operations before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$-	$1	Net income (loss)

12.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Commissions	$62	$77	$77
General and administrative expenses	65	80	82
Expenses associated with reserve financing and unrelated letters of credit	13	10	5
DAC and VOBA deferrals and interest, net of amortization	71	6	(34)
Taxes, licenses and fees	22	21	17
Total	$233	$194	$147

13.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

34

Specified statutory information (in millions) was as follows:

	As of December 31,
	2018	2017
U.S. capital and surplus	$1,118	$1,187

	For the Years Ended December 31,
	2018	2017	2016
U.S. net gain (loss) from operations, after-tax	$85	$238	$395
U.S. net income (loss)	80	237	379

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to increased reserve strain on certain life and annuity products partially offset by decreased taxes incurred as a result of the Tax Act.

Comparison of 2017 to 2016

Statutory net income (loss) decreased due primarily to increased reserve strain on certain annuity products and increased taxes incurred related to reinsurance transactions, partially offset by increased ceded commission allowances and higher fees on separate accounts.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effect on statutory surplus compared to NAIC statutory surplus from the use of this prescribed practice (in millions) was as follows:

	As of December 31,
	2018	2017
State Prescribed Practices
Conservative valuation rate on certain annuities	$(3)	$(2)

The New York State Department of Financial Services did not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacted the Company.  Although the Company discontinued the sale of these products in early 2013, the change affected those policies previously sold.  As a result, we phased in an increase in reserves over five years, from 2013 to 2017, resulting in a total increase of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2018, the Company’s RBC ratio was in excess of nine times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of $85 million in 2019 without New York Department of Insurance approval.

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14.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$7,280	$7,280	$7,813	$7,813
Equity securities	-	-	2	2
Equity securities	2	2	-	-
Mortgage loans on real estate	817	811	764	773
Other investments	1	1	-	-
Cash and invested cash	31	31	65	65
Reinsurance related embedded derivatives	12	12	14	14
Other assets:
GLB direct embedded derivatives	-	-	21	21
GLB ceded embedded derivatives	15	15	-	-
Separate account assets	6,028	6,028	6,357	6,357

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1)	(1)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(29)	(29)	(34)	(34)
Account values of certain investment contracts	(1,234)	(1,370)	(1,281)	(1,499)
Other liabilities:
Short-term debt	(49)	(49)	-	-
GLB direct embedded derivatives	(16)	(16)	-	-
GLB ceded embedded derivatives	-	-	(21)	(21)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and includes cash collateral receivables. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2018 and 2017, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

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Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017, and we noted no changes in our valuation methodologies between these periods. The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,275	$63	$6,338
ABS	-	84	-	84
U.S. government bonds	18	-	-	18
Foreign government bonds	-	33	2	35
RMBS	-	300	-	300
CMBS	-	16	-	16
CLOs	-	19	-	19
State and municipal bonds	-	421	-	421
Hybrid and redeemable preferred securities	-	47	2	49
Equity securities	2	-	-	2
Derivative investments (1)	-	-	2	2
Cash and invested cash	-	31	-	31
Reinsurance related embedded derivatives	-	12	-	12
Other assets – GLB ceded embedded derivatives	-	-	15	15
Separate account assets	39	5,989	-	6,028
Total assets	$59	$13,227	$84	$13,370

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1)	$(1)
Other liabilities:
Derivative liabilities (1)	-	-	(2)	(2)
GLB direct embedded derivatives	-	-	(16)	(16)
Total liabilities	$-	$-	$(19)	$(19)

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	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,776	$89	$6,865
ABS	-	94	1	95
U.S. government bonds	23	-	-	23
Foreign government bonds	-	35	2	37
RMBS	-	283	5	288
CMBS	-	18	-	18
CLOs	-	19	5	24
State and municipal bonds	-	411	-	411
Hybrid and redeemable preferred securities	-	50	2	52
Equity AFS securities	2	-	-	2
Cash and invested cash	-	65	-	65
Reinsurance related embedded derivatives	-	14	-	14
Other assets – GLB direct embedded derivatives	-	-	21	21
Separate account assets	49	6,308	-	6,357
Total assets	$74	$14,073	$125	$14,272

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB ceded embedded derivatives	-	-	(21)	(21)
Total liabilities	$-	$-	$(23)	$(23)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$89	$5	$(12)	$(19)	$-	$63
ABS	1	-	-	-	(1)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	5	-	-	-	(5)	-
CLOs	5	-	-	-	(5)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (3)
GLB direct embedded derivatives	21	(21)	-	-	-	-
GLB ceded embedded derivatives	-	15	-	-	-	15
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	1	-	(1)
Other liabilities: (3)
GLB direct embedded derivatives	-	(16)	-	-	-	(16)
GLB ceded embedded derivatives	(21)	21	-	-	-	-
Total, net	$102	$4	$(12)	$(18)	$(11)	$65

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$72	$3	$7	$(8)	$15	$89
ABS	1	-	-	-	-	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(2)	5
CLOs	-	-	-	7	(2)	5
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (3)
GLB direct embedded derivatives	-	21	-	-	-	21
GLB ceded embedded derivatives	38	(38)	-	-	-	-
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(1)	(1)	-	-	-	(2)
Other liabilities: (3)
GLB direct embedded derivatives	(38)	38	-	-	-	-
GLB ceded embedded derivatives	-	(21)	-	-	-	(21)
Total, net	$76	$2	$7	$6	$11	$102

39

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other	Net	Net (1)	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$62	$5	$2	$3	$-	$72
ABS	-	-	-	-	1	1
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	7	(7)	-
CMBS	1	-	-	(1)	-	-
CLOs	11	-	-	10	(21)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets – GLB ceded
embedded derivatives (3)	71	(33)	-	-	-	38
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	1	-	-	-	(1)
Other liabilities – GLB direct
embedded derivatives (3)	(71)	33	-	-	-	(38)
Total, net	$76	$6	$2	$19	$(27)	$76

(1)

Transfers into or out of Level 3 for AFS securities are reported at amortized cost as of the beginning-of-year.  The difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(2)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(11)	$-	$(1)	$(7)	$(19)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	1	-	1
Total, net	$-	$(11)	$-	$-	$(7)	$(18)

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1	$(5)	$-	$(1)	$(3)	$(8)
RMBS	7	-	-	-	-	7
CLOs	7	-	-	-	-	7
Total, net	$15	$(5)	$-	$(1)	$(3)	$6

40

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$13	$-	$-	$(1)	$(9)	$3
RMBS	7	-	-	-	-	7
CMBS	-	(1)	-	-	-	(1)
CLOs	10	-	-	-	-	10
Total, net	$30	$(1)	$-	$(1)	$(9)	$19

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Embedded derivatives:
Other assets – GLB direct and ceded	$(7)	$86	$54
Other liabilities – GLB direct and ceded	7	(86)	(54)
Total, net (1)	$-	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
ABS	$-	$(1)	$(1)
RMBS	-	(5)	(5)
CLOs	-	(5)	(5)
Total, net	$-	$(11)	$(11)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$15	$-	$15
RMBS	-	(2)	(2)
CLOs	3	(5)	(2)
Total, net	$18	$(7)	$11

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	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$16	$(16)	$-
ABS	1	-	1
RMBS	-	(7)	(7)
CLOs	-	(21)	(21)
Total, net	$17	$(44)	$(27)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2018, 2017 and 2016, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2018, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2018:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$55	Discounted cash flow	Liquidity/duration adjustment (1)	1.5%	-	28.6%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	2.6%	-	2.6%
Other assets – GLB ceded
embedded derivatives	15	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB direct
embedded derivatives	(16)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

43

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

15.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; other corporate investments; benefit plan net liability; and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL;
▪	The net valuation premium of the GLB attributed rider fees; and
▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act. 44

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Operating revenues:
Annuities	$167	$170	$164
Retirement Plan Services	69	67	66
Life Insurance	548	572	597
Group Protection	82	81	80
Other Operations	30	30	10
Excluded realized gain (loss), pre-tax	(29)	(25)	(49)
Total revenues	$867	$895	$868

	For the Years Ended December 31,
	2018	2017	2016
Net Income (Loss)
Income (loss) from operations:
Annuities	$58	$54	$47
Retirement Plan Services	4	2	3
Life Insurance	8	57	131
Group Protection	(8)	2	2
Other Operations	23	20	5
Excluded realized gain (loss), after-tax	(23)	(17)	(32)
Net impact from the Tax Cuts and Jobs Act	9	197	-
Impairment of intangibles, after-tax	-	(34)	-
Net income (loss)	$71	$281	$156

45

	For the Years Ended December 31,
	2018	2017	2016
Net Investment Income
Annuities	$37	$41	$49
Retirement Plan Services	60	58	59
Life Insurance	256	279	295
Group Protection	8	8	10
Other Operations	30	30	10
Total net investment income	$391	$416	$423

	For the Years Ended December 31,
	2018	2017	2016
Amortization of DAC and VOBA, Net of Interest
Annuities	$16	$19	$17
Retirement Plan Services	1	1	1
Life Insurance	84	36	(3)
Group Protection	2	3	5
Total amortization of DAC and VOBA, net of interest	$103	$59	$20

	For the Years Ended December 31,
	2018	2017	2016
Federal Income Tax Expense (Benefit)
Annuities	$11	$14	$12
Retirement Plan Services	-	-	1
Life Insurance	1	30	70
Group Protection	(2)	1	1
Other Operations	7	11	3
Excluded realized gain (loss)	(6)	(9)	(17)
Net impact from the Tax Cuts and Jobs Act	(9)	(197)	-
Total federal income tax expense (benefit)	$2	$(150)	$70

	As of December 31,
	2018	2017
Assets
Annuities	$5,790	$6,138
Retirement Plan Services	2,305	2,305
Life Insurance	8,356	8,626
Group Protection	156	157
Other Operations	726	808
Total assets	$17,333	$18,034

16.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Income taxes paid (received)	$27	$61	$(21)

46

17.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2018	2017
Assets with affiliates:
Ceded reinsurance contracts	$131	$57	Reinsurance recoverables
Ceded reinsurance contracts	12	14	Reinsurance related embedded derivatives
Ceded reinsurance contracts	24	9	Other assets
Service agreement receivable	27	15	Other assets

Liabilities with affiliates:
Inter-company short-term debt	49	-	Other liabilities
Ceded reinsurance contracts	1	24	Other liabilities
Service agreement payable	1	-	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(10)	$(5)	$(6)	Insurance premiums
reinsurance contracts
Fees for management of general account	(3)	(3)	(4)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	37	(59)	(33)	Realized gain (loss)
Other gains (losses)	(49)	46	21	Realized gain (loss)
Ceded reinsurance contracts	1	-	-	Other revenues

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(2)	-	-	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(16)	(4)	(10)	Benefits
Ceded reinsurance contracts	(23)	-	-	Commissions and other
				expenses
Service agreement payments	68	77	80	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2018.

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and Lincoln National Reinsurance Company (Barbados) Ltd., a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

47

18.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2019, the date the financial statements were available to be issued.  On March 22, 2019, LLANY paid a cash dividend in the amount of $85 million to LNL.  Management identified no other items or events required for disclosure.

48

Lincoln Life & Annuity Variable Annuity Account H

Lincoln Life & Annuity Variable Annuity Account H

Statements of assets and liabilities

December 31, 2018

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
American Funds Asset Allocation Fund - Class 2	$79,998,901	$1,695	$80,000,596	$—	$9,860	$79,990,736
American Funds Asset Allocation Fund - Class 4	6,620,671	1,140	6,621,811	—	791	6,621,020
American Funds Blue Chip Income and Growth Fund - Class 2	80,214,890	26,275	80,241,165	—	10,426	80,230,739
American Funds Blue Chip Income and Growth Fund - Class 4	1,445,479	—	1,445,479	—	184	1,445,295
American Funds Bond Fund - Class 2	65,406,322	—	65,406,322	140,604	8,395	65,257,323
American Funds Bond Fund - Class 4	4,177,019	—	4,177,019	2,138	525	4,174,356
American Funds Capital Income Builder® - Class 4	7,703,968	—	7,703,968	153	909	7,702,906
American Funds Global Balanced Fund - Class 2	5,165,162	1,853	5,167,015	—	734	5,166,281
American Funds Global Balanced Fund - Class 4	1,389,378	—	1,389,378	—	172	1,389,206
American Funds Global Bond Fund - Class 2	30,907,715	—	30,907,715	117,420	4,067	30,786,228
American Funds Global Bond Fund - Class 4	140,281	—	140,281	—	17	140,264
American Funds Global Growth and Income Fund - Class 2	35,508,740	—	35,508,740	800	4,467	35,503,473
American Funds Global Growth and Income Fund - Class 4	387,574	—	387,574	—	46	387,528
American Funds Global Growth Fund - Class 2	49,154,419	15,138	49,169,557	—	6,417	49,163,140
American Funds Global Growth Fund - Class 4	1,396,139	—	1,396,139	—	195	1,395,944
American Funds Global Growth PortfolioSM - Class 4	3,421,930	1,577	3,423,507	—	397	3,423,110
American Funds Global Small Capitalization Fund - Class 2	23,889,890	33,660	23,923,550	—	3,078	23,920,472
American Funds Global Small Capitalization Fund - Class 4	956,090	—	956,090	—	109	955,981
American Funds Growth and Income PortfolioSM - Class 4	7,445,528	—	7,445,528	805	1,017	7,443,706
American Funds Growth Fund - Class 2	141,661,533	76,910	141,738,443	—	18,452	141,719,991
American Funds Growth Fund - Class 4	6,298,278	—	6,298,278	—	734	6,297,544
American Funds Growth-Income Fund - Class 2	126,824,020	40,472	126,864,492	—	16,242	126,848,250
American Funds Growth-Income Fund - Class 4	2,712,368	—	2,712,368	—	374	2,711,994
American Funds High-Income Bond Fund - Class 2	18,830,941	—	18,830,941	12,368	2,395	18,816,178
American Funds High-Income Bond Fund - Class 4	182,925	—	182,925	—	20	182,905
American Funds International Fund - Class 2	44,434,744	19,738	44,454,482	—	5,900	44,448,582
American Funds International Fund - Class 4	938,578	—	938,578	—	116	938,462
American Funds International Growth and Income Fund - Class 2	8,373,296	952	8,374,248	—	1,054	8,373,194
American Funds International Growth and Income Fund - Class 4	594,882	—	594,882	—	77	594,805

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account H

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
American Funds Managed Risk Asset Allocation Fund - Class P2	$52,563,295	$3,837	$52,567,132	$—	$6,534	$52,560,598
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	17,378,989	3,479	17,382,468	—	2,157	17,380,311
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	14,827,671	—	14,827,671	1,162	1,959	14,824,550
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	32,487,536	—	32,487,536	879	4,171	32,482,486
American Funds Managed Risk Growth Fund - Class P2	12,116,399	15,560	12,131,959	—	1,508	12,130,451
American Funds Managed Risk Growth PortfolioSM - Class P2	39,725,129	508	39,725,637	—	5,000	39,720,637
American Funds Managed Risk Growth- Income Fund - Class P2	9,811,295	1,113	9,812,408	—	1,249	9,811,159
American Funds Managed Risk International Fund - Class P2	7,981,787	3,534	7,985,321	—	1,017	7,984,304
American Funds Mortgage Fund - Class 2	1,687,677	—	1,687,677	5,309	213	1,682,155
American Funds Mortgage Fund - Class 4	298,196	—	298,196	—	34	298,162
American Funds New World Fund® - Class 2	19,950,809	1,097	19,951,906	—	2,565	19,949,341
American Funds New World Fund® - Class 4	177,742	—	177,742	—	20	177,722
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	38,974,122	—	38,974,122	86,170	5,377	38,882,575
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	1,102,388	—	1,102,388	1,442	126	1,100,820
American Funds Ultra-Short Bond Fund - Class 2	17,164,500	—	17,164,500	77,234	2,238	17,085,028
American Funds Ultra-Short Bond Fund - Class 4	163,117	—	163,117	—	20	163,097
LVIP American Balanced Allocation Fund - Service Class	34,409,757	—	34,409,757	3,894	4,563	34,401,300
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	70,349,763	—	70,349,763	3,471	8,971	70,337,321
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	111,879,945	1,654	111,881,599	—	14,323	111,867,276
LVIP American Growth Allocation Fund - Service Class	25,983,964	—	25,983,964	1,413	3,799	25,978,752
LVIP American Income Allocation Fund - Service Class	4,202,885	—	4,202,885	9	579	4,202,297
LVIP American Preservation Fund - Service Class	39,693,066	—	39,693,066	46,308	5,149	39,641,609

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account H

Statements of operations

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Asset Allocation Fund - Class 2	$1,443,402	$(1,373,127)	$70,275	$2,312,153
American Funds Asset Allocation Fund - Class 4	99,296	(85,618)	13,678	47,434
American Funds Blue Chip Income and Growth Fund - Class 2	1,753,384	(1,507,523)	245,861	3,043,813
American Funds Blue Chip Income and Growth Fund - Class 4	25,718	(16,181)	9,537	(1,432)
American Funds Bond Fund - Class 2	1,633,230	(1,093,212)	540,018	(420,841)
American Funds Bond Fund - Class 4	84,682	(41,323)	43,359	(11,751)
American Funds Capital Income Builder® - Class 4	212,461	(111,809)	100,652	10,398
American Funds Global Balanced Fund - Class 2	71,084	(97,083)	(25,999)	159,405
American Funds Global Balanced Fund - Class 4	16,402	(20,173)	(3,771)	14,484
American Funds Global Bond Fund - Class 2	686,043	(547,913)	138,130	(120,666)
American Funds Global Bond Fund - Class 4	2,675	(1,439)	1,236	(999)
American Funds Global Growth and Income Fund - Class 2	646,843	(642,968)	3,875	1,743,955
American Funds Global Growth and Income Fund - Class 4	6,081	(5,068)	1,013	(9,382)
American Funds Global Growth Fund - Class 2	380,416	(940,430)	(560,014)	1,832,108
American Funds Global Growth Fund - Class 4	7,594	(19,158)	(11,564)	(5,992)
American Funds Global Growth PortfolioSM - Class 4	39,052	(48,557)	(9,505)	74,729
American Funds Global Small Capitalization Fund - Class 2	23,840	(469,805)	(445,965)	903,326
American Funds Global Small Capitalization Fund - Class 4	103	(9,430)	(9,327)	7
American Funds Growth and Income PortfolioSM - Class 4	99,597	(113,260)	(13,663)	41,244
American Funds Growth Fund - Class 2	689,716	(2,650,629)	(1,960,913)	6,641,498
American Funds Growth Fund - Class 4	15,925	(65,351)	(49,426)	1,816
American Funds Growth-Income Fund - Class 2	1,997,563	(2,340,032)	(342,469)	5,150,168
American Funds Growth-Income Fund - Class 4	32,119	(28,916)	3,203	(2,953)
American Funds High-Income Bond Fund - Class 2	1,220,063	(326,431)	893,632	(147,166)
American Funds High-Income Bond Fund - Class 4	10,162	(2,414)	7,748	(1,733)
American Funds International Fund - Class 2	867,286	(843,371)	23,915	875,194
American Funds International Fund - Class 4	16,171	(16,083)	88	(11,437)
American Funds International Growth and Income Fund - Class 2	209,459	(147,888)	61,571	142,303
American Funds International Growth and Income Fund - Class 4	12,839	(8,304)	4,535	(3,629)
American Funds Managed Risk Asset Allocation Fund - Class P2	719,268	(827,971)	(108,703)	564,034
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	582,563	(276,353)	306,210	195,543
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	127,972	(224,916)	(96,944)	81,412
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	515,516	(499,634)	15,882	268,724
American Funds Managed Risk Growth Fund - Class P2	51,654	(182,150)	(130,496)	287,277
American Funds Managed Risk Growth PortfolioSM - Class P2	482,291	(611,946)	(129,655)	494,973
American Funds Managed Risk Growth-Income Fund - Class P2	99,715	(153,530)	(53,815)	164,837
American Funds Managed Risk International Fund - Class P2	144,458	(124,407)	20,051	58,577
American Funds Mortgage Fund - Class 2	33,535	(28,485)	5,050	(11,400)
American Funds Mortgage Fund - Class 4	5,133	(3,100)	2,033	(327)
American Funds New World Fund® - Class 2	196,849	(370,323)	(173,474)	457,128
American Funds New World Fund® - Class 4	2,204	(5,790)	(3,586)	(2,375)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	708,825	(683,592)	25,233	(400,596)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	15,154	(10,041)	5,113	(2,094)
American Funds Ultra-Short Bond Fund - Class 2	191,073	(256,863)	(65,790)	6,246
American Funds Ultra-Short Bond Fund - Class 4	1,403	(3,737)	(2,334)	1,490
LVIP American Balanced Allocation Fund - Service Class	620,093	(600,719)	19,374	464,847
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,200,427	(1,223,679)	(23,252)	925,021
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,414,197	(1,927,026)	(512,829)	1,319,663
LVIP American Growth Allocation Fund - Service Class	469,568	(496,094)	(26,526)	319,309
LVIP American Income Allocation Fund - Service Class	81,300	(74,495)	6,805	14,992
LVIP American Preservation Fund - Service Class	592,546	(636,699)	(44,153)	(117,416)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Asset Allocation Fund - Class 2	$3,949,752	$6,261,905	$(11,440,743)	$(5,108,563)
American Funds Asset Allocation Fund - Class 4	259,181	306,615	(785,817)	(465,524)
American Funds Blue Chip Income and Growth Fund - Class 2	7,402,956	10,446,769	(19,631,691)	(8,939,061)
American Funds Blue Chip Income and Growth Fund - Class 4	70,187	68,755	(250,819)	(172,527)
American Funds Bond Fund - Class 2	98,192	(322,649)	(1,924,257)	(1,706,888)
American Funds Bond Fund - Class 4	3,454	(8,297)	(60,815)	(25,753)
American Funds Capital Income Builder® - Class 4	17,229	27,627	(824,836)	(696,557)
American Funds Global Balanced Fund - Class 2	63,694	223,099	(655,263)	(458,163)
American Funds Global Balanced Fund - Class 4	17,183	31,667	(150,791)	(122,895)
American Funds Global Bond Fund - Class 2	120,260	(406)	(1,193,656)	(1,055,932)
American Funds Global Bond Fund - Class 4	307	(692)	(3,142)	(2,598)
American Funds Global Growth and Income Fund - Class 2	3,137,047	4,881,002	(9,272,562)	(4,387,685)
American Funds Global Growth and Income Fund - Class 4	27,786	18,404	(70,032)	(50,615)
American Funds Global Growth Fund - Class 2	4,079,470	5,911,578	(10,952,643)	(5,601,079)
American Funds Global Growth Fund - Class 4	76,716	70,724	(247,675)	(188,515)
American Funds Global Growth PortfolioSM - Class 4	75,742	150,471	(569,666)	(428,700)
American Funds Global Small Capitalization Fund - Class 2	1,358,479	2,261,805	(4,997,146)	(3,181,306)
American Funds Global Small Capitalization Fund - Class 4	20,628	20,635	(166,943)	(155,635)
American Funds Growth and Income PortfolioSM - Class 4	159,898	201,142	(627,997)	(440,518)
American Funds Growth Fund - Class 2	16,488,106	23,129,604	(22,164,315)	(995,624)
American Funds Growth Fund - Class 4	526,327	528,143	(973,884)	(495,167)
American Funds Growth-Income Fund - Class 2	10,228,161	15,378,329	(18,324,704)	(3,288,844)
American Funds Growth-Income Fund - Class 4	92,329	89,376	(306,453)	(213,874)
American Funds High-Income Bond Fund - Class 2	—	(147,166)	(1,506,328)	(759,862)
American Funds High-Income Bond Fund - Class 4	—	(1,733)	(13,722)	(7,707)
American Funds International Fund - Class 2	2,469,564	3,344,758	(10,955,450)	(7,586,777)
American Funds International Fund - Class 4	66,613	55,176	(217,949)	(162,685)
American Funds International Growth and Income Fund - Class 2	—	142,303	(1,437,014)	(1,233,140)
American Funds International Growth and Income Fund - Class 4	—	(3,629)	(74,670)	(73,764)
American Funds Managed Risk Asset Allocation Fund - Class P2	2,077,964	2,641,998	(6,078,848)	(3,545,553)
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	612,195	807,738	(2,790,664)	(1,676,716)
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	163,062	244,474	(1,511,852)	(1,364,322)
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	798,486	1,067,210	(3,175,436)	(2,092,344)
American Funds Managed Risk Growth Fund - Class P2	754,252	1,041,529	(1,240,262)	(329,229)
American Funds Managed Risk Growth PortfolioSM - Class P2	1,141,479	1,636,452	(3,858,750)	(2,351,953)
American Funds Managed Risk Growth-Income Fund - Class P2	412,316	577,153	(917,373)	(394,035)
American Funds Managed Risk International Fund - Class P2	40,154	98,731	(1,179,050)	(1,060,268)
American Funds Mortgage Fund - Class 2	—	(11,400)	(20,402)	(26,752)
American Funds Mortgage Fund - Class 4	—	(327)	(2,070)	(364)
American Funds New World Fund® - Class 2	645,506	1,102,634	(4,621,663)	(3,692,503)
American Funds New World Fund® - Class 4	17,752	15,377	(61,914)	(50,123)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	—	(400,596)	(85,216)	(460,579)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	—	(2,094)	(144)	2,875
American Funds Ultra-Short Bond Fund - Class 2	—	6,246	23,578	(35,966)
American Funds Ultra-Short Bond Fund - Class 4	—	1,490	(265)	(1,109)
LVIP American Balanced Allocation Fund - Service Class	1,135,773	1,600,620	(3,794,800)	(2,174,806)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,407,951	2,332,972	(5,951,042)	(3,641,322)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2,081,550	3,401,213	(9,778,911)	(6,890,527)
LVIP American Growth Allocation Fund - Service Class	1,112,821	1,432,130	(3,372,258)	(1,966,654)
LVIP American Income Allocation Fund - Service Class	76,104	91,096	(301,987)	(204,086)
LVIP American Preservation Fund - Service Class	—	(117,416)	(272,335)	(433,904)

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2017 and 2018

	American Funds Asset Allocation Fund - Class 2 Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 2 Subaccount	American Funds Blue Chip Income and Growth Fund - Class 4 Subaccount	American Funds Bond Fund - Class 2 Subaccount	American Funds Bond Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2017	$89,171,694	$—	$98,150,065	$—	$72,886,376	$—	$5,122,419
Changes From Operations:
• Net investment income (loss)	(26,355)	18,730	350,905	5,921	265,745	13,124	73,058
• Net realized gain (loss) on investments	10,535,956	111,083	9,308,528	296	1,059,538	(3)	38,970
• Net change in unrealized appreciation or depreciation on investments	2,089,987	138,550	4,258,264	32,813	168,772	(17,325)	552,800
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,599,588	268,363	13,917,697	39,030	1,494,055	(4,204)	664,828
Change From Unit Transactions:
• Net unit transactions	(6,350,808)	4,352,565	(11,357,293)	596,370	(752,972)	1,481,802	1,725,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,350,808)	4,352,565	(11,357,293)	596,370	(752,972)	1,481,802	1,725,579
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,248,780	4,620,928	2,560,404	635,400	741,083	1,477,598	2,390,407
NET ASSETS AT DECEMBER 31, 2017	95,420,474	4,620,928	100,710,469	635,400	73,627,459	1,477,598	7,512,826
Changes From Operations:
• Net investment income (loss)	70,275	13,678	245,861	9,537	540,018	43,359	100,652
• Net realized gain (loss) on investments	6,261,905	306,615	10,446,769	68,755	(322,649)	(8,297)	27,627
• Net change in unrealized appreciation or depreciation on investments	(11,440,743)	(785,817)	(19,631,691)	(250,819)	(1,924,257)	(60,815)	(824,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,108,563)	(465,524)	(8,939,061)	(172,527)	(1,706,888)	(25,753)	(696,557)
Change From Unit Transactions:
• Net unit transactions	(10,321,175)	2,465,616	(11,540,669)	982,422	(6,663,248)	2,722,511	886,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,321,175)	2,465,616	(11,540,669)	982,422	(6,663,248)	2,722,511	886,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,429,738)	2,000,092	(20,479,730)	809,895	(8,370,136)	2,696,758	190,080
NET ASSETS AT DECEMBER 31, 2018	$79,990,736	$6,621,020	$80,230,739	$1,445,295	$65,257,323	$4,174,356	$7,702,906

See accompanying notes.

	American Funds Global Balanced Fund - Class 2 Subaccount	American Funds Global Balanced Fund - Class 4 Subaccount	American Funds Global Bond Fund - Class 2 Subaccount	American Funds Global Bond Fund - Class 4 Subaccount	American Funds Global Growth and Income Fund - Class 2 Subaccount	American Funds Global Growth and Income Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2017	$4,501,182	$—	$32,760,542	$—	$40,947,011	$—
Changes From Operations:
• Net investment income (loss)	(29,677)	(960)	(420,137)	5	224,531	2,857
• Net realized gain (loss) on investments	237,670	32,271	133,944	(61)	3,424,617	110
• Net change in unrealized appreciation or depreciation on investments	606,137	52,236	1,955,373	(63)	5,649,908	6,071
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	814,130	83,547	1,669,180	(119)	9,299,056	9,038
Change From Unit Transactions:
• Net unit transactions	144,607	837,914	744,553	46,741	(5,892,591)	245,830
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	144,607	837,914	744,553	46,741	(5,892,591)	245,830
TOTAL INCREASE (DECREASE) IN NET ASSETS	958,737	921,461	2,413,733	46,622	3,406,465	254,868
NET ASSETS AT DECEMBER 31, 2017	5,459,919	921,461	35,174,275	46,622	44,353,476	254,868
Changes From Operations:
• Net investment income (loss)	(25,999)	(3,771)	138,130	1,236	3,875	1,013
• Net realized gain (loss) on investments	223,099	31,667	(406)	(692)	4,881,002	18,404
• Net change in unrealized appreciation or depreciation on investments	(655,263)	(150,791)	(1,193,656)	(3,142)	(9,272,562)	(70,032)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(458,163)	(122,895)	(1,055,932)	(2,598)	(4,387,685)	(50,615)
Change From Unit Transactions:
• Net unit transactions	164,525	590,640	(3,332,115)	96,240	(4,462,318)	183,275
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	164,525	590,640	(3,332,115)	96,240	(4,462,318)	183,275
TOTAL INCREASE (DECREASE) IN NET ASSETS	(293,638)	467,745	(4,388,047)	93,642	(8,850,003)	132,660
NET ASSETS AT DECEMBER 31, 2018	$5,166,281	$1,389,206	$30,786,228	$140,264	$35,503,473	$387,528

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Growth PortfolioSM - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth and Income PortfolioSM - Class 4 Subaccount	American Funds Growth Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$56,354,862	$—	$629,811	$28,527,446	$—	$2,040,557	$153,336,171
Changes From Operations:
• Net investment income (loss)	(584,874)	(7)	(13,392)	(347,518)	(1,014)	(12,945)	(1,810,678)
• Net realized gain (loss) on investments	5,372,185	7,535	67,168	689,765	16	126,796	24,362,725
• Net change in unrealized appreciation or depreciation on investments	10,677,957	31,797	398,396	6,094,821	15,528	369,326	15,025,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,465,268	39,325	452,172	6,437,068	14,530	483,177	37,578,033
Change From Unit Transactions:
• Net unit transactions	(10,732,369)	824,080	2,271,771	(3,894,062)	221,676	2,712,970	(25,125,203)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,732,369)	824,080	2,271,771	(3,894,062)	221,676	2,712,970	(25,125,203)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,732,899	863,405	2,723,943	2,543,006	236,206	3,196,147	12,452,830
NET ASSETS AT DECEMBER 31, 2017	61,087,761	863,405	3,353,754	31,070,452	236,206	5,236,704	165,789,001
Changes From Operations:
• Net investment income (loss)	(560,014)	(11,564)	(9,505)	(445,965)	(9,327)	(13,663)	(1,960,913)
• Net realized gain (loss) on investments	5,911,578	70,724	150,471	2,261,805	20,635	201,142	23,129,604
• Net change in unrealized appreciation or depreciation on investments	(10,952,643)	(247,675)	(569,666)	(4,997,146)	(166,943)	(627,997)	(22,164,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,601,079)	(188,515)	(428,700)	(3,181,306)	(155,635)	(440,518)	(995,624)
Change From Unit Transactions:
• Net unit transactions	(6,323,542)	721,054	498,056	(3,968,674)	875,410	2,647,520	(23,073,386)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,323,542)	721,054	498,056	(3,968,674)	875,410	2,647,520	(23,073,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,924,621)	532,539	69,356	(7,149,980)	719,775	2,207,002	(24,069,010)
NET ASSETS AT DECEMBER 31, 2018	$49,163,140	$1,395,944	$3,423,110	$23,920,472	$955,981	$7,443,706	$141,719,991

See accompanying notes.

	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 4 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$—	$145,181,373	$—	$22,888,533	$—	$49,528,102
Changes From Operations:
• Net investment income (loss)	(2,882)	(334,262)	3,753	1,123,090	8,216	(213,570)
• Net realized gain (loss) on investments	2,078	16,744,759	2,813	(120,433)	(191)	2,067,997
• Net change in unrealized appreciation or depreciation on investments	81,307	11,557,331	42,298	159,324	(7,673)	12,203,179
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,503	27,967,828	48,864	1,161,981	352	14,057,606
Change From Unit Transactions:
• Net unit transactions	1,428,584	(20,098,223)	842,358	(1,727,434)	177,203	(7,985,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,428,584	(20,098,223)	842,358	(1,727,434)	177,203	(7,985,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,509,087	7,869,605	891,222	(565,453)	177,555	6,072,206
NET ASSETS AT DECEMBER 31, 2017	1,509,087	153,050,978	891,222	22,323,080	177,555	55,600,308
Changes From Operations:
• Net investment income (loss)	(49,426)	(342,469)	3,203	893,632	7,748	23,915
• Net realized gain (loss) on investments	528,143	15,378,329	89,376	(147,166)	(1,733)	3,344,758
• Net change in unrealized appreciation or depreciation on investments	(973,884)	(18,324,704)	(306,453)	(1,506,328)	(13,722)	(10,955,450)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(495,167)	(3,288,844)	(213,874)	(759,862)	(7,707)	(7,586,777)
Change From Unit Transactions:
• Net unit transactions	5,283,624	(22,913,884)	2,034,646	(2,747,040)	13,057	(3,564,949)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,283,624	(22,913,884)	2,034,646	(2,747,040)	13,057	(3,564,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,788,457	(26,202,728)	1,820,772	(3,506,902)	5,350	(11,151,726)
NET ASSETS AT DECEMBER 31, 2018	$6,297,544	$126,848,250	$2,711,994	$18,816,178	$182,905	$44,448,582

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 2 Subaccount	American Funds International Growth and Income Fund - Class 4 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2 Subaccount	American Funds Managed Risk Global Allocation PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth and Income PortfolioSM - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$—	$9,622,879	$—	$40,367,545	$14,523,442	$7,165,445	$17,870,087
Changes From Operations:
• Net investment income (loss)	4,105	61,800	6,931	(382,994)	(15,345)	(85,459)	(87,622)
• Net realized gain (loss) on investments	630	163,803	73	892,136	456,642	113,795	225,249
• Net change in unrealized appreciation or depreciation on investments	63,571	1,876,175	13,423	5,330,604	1,699,714	1,298,631	3,145,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,306	2,101,778	20,427	5,839,746	2,141,011	1,326,967	3,283,287
Change From Unit Transactions:
• Net unit transactions	997,699	(1,460,079)	531,672	6,849,782	2,172,383	2,561,660	8,685,407
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	997,699	(1,460,079)	531,672	6,849,782	2,172,383	2,561,660	8,685,407
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,066,005	641,699	552,099	12,689,528	4,313,394	3,888,627	11,968,694
NET ASSETS AT DECEMBER 31, 2017	1,066,005	10,264,578	552,099	53,057,073	18,836,836	11,054,072	29,838,781
Changes From Operations:
• Net investment income (loss)	88	61,571	4,535	(108,703)	306,210	(96,944)	15,882
• Net realized gain (loss) on investments	55,176	142,303	(3,629)	2,641,998	807,738	244,474	1,067,210
• Net change in unrealized appreciation or depreciation on investments	(217,949)	(1,437,014)	(74,670)	(6,078,848)	(2,790,664)	(1,511,852)	(3,175,436)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(162,685)	(1,233,140)	(73,764)	(3,545,553)	(1,676,716)	(1,364,322)	(2,092,344)
Change From Unit Transactions:
• Net unit transactions	35,142	(658,244)	116,470	3,049,078	220,191	5,134,800	4,736,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	35,142	(658,244)	116,470	3,049,078	220,191	5,134,800	4,736,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	(127,543)	(1,891,384)	42,706	(496,475)	(1,456,525)	3,770,478	2,643,705
NET ASSETS AT DECEMBER 31, 2018	$938,462	$8,373,194	$594,805	$52,560,598	$17,380,311	$14,824,550	$32,482,486

See accompanying notes.

	American Funds Managed Risk Growth Fund - Class P2 Subaccount	American Funds Managed Risk Growth PortfolioSM - Class P2 Subaccount	American Funds Managed Risk Growth-Income Fund - Class P2 Subaccount	American Funds Managed Risk International Fund - Class P2 Subaccount	American Funds Mortgage Fund - Class 2 Subaccount	American Funds Mortgage Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2017	$8,618,922	$25,276,012	$7,461,953	$5,514,456	$2,188,925	$—
Changes From Operations:
• Net investment income (loss)	(114,494)	(209,039)	(51,770)	(52,806)	(3,780)	569
• Net realized gain (loss) on investments	266,939	1,056,079	422,480	138,421	9,837	(79)
• Net change in unrealized appreciation or depreciation on investments	1,819,997	3,849,785	1,008,744	1,424,088	(12,440)	(1,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,972,442	4,696,825	1,379,454	1,509,703	(6,383)	(1,120)
Change From Unit Transactions:
• Net unit transactions	(219,899)	6,883,012	353,444	103,504	(245,525)	118,622
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(219,899)	6,883,012	353,444	103,504	(245,525)	118,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,752,543	11,579,837	1,732,898	1,613,207	(251,908)	117,502
NET ASSETS AT DECEMBER 31, 2017	10,371,465	36,855,849	9,194,851	7,127,663	1,937,017	117,502
Changes From Operations:
• Net investment income (loss)	(130,496)	(129,655)	(53,815)	20,051	5,050	2,033
• Net realized gain (loss) on investments	1,041,529	1,636,452	577,153	98,731	(11,400)	(327)
• Net change in unrealized appreciation or depreciation on investments	(1,240,262)	(3,858,750)	(917,373)	(1,179,050)	(20,402)	(2,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(329,229)	(2,351,953)	(394,035)	(1,060,268)	(26,752)	(364)
Change From Unit Transactions:
• Net unit transactions	2,088,215	5,216,741	1,010,343	1,916,909	(228,110)	181,024
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,088,215	5,216,741	1,010,343	1,916,909	(228,110)	181,024
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,758,986	2,864,788	616,308	856,641	(254,862)	180,660
NET ASSETS AT DECEMBER 31, 2018	$12,130,451	$39,720,637	$9,811,159	$7,984,304	$1,682,155	$298,162

Lincoln Life & Annuity Variable Annuity Account H

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	American Funds New World Fund® - Class 2 Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 4 Subaccount	American Funds Ultra-Short Bond Fund - Class 2 Subaccount	American Funds Ultra-Short Bond Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2017	$23,955,270	$—	$43,395,588	$—	$16,656,118	$—
Changes From Operations:
• Net investment income (loss)	(171,995)	858	(156,478)	826	(216,437)	(35)
• Net realized gain (loss) on investments	736,586	120	(163,911)	292	(55,267)	—
• Net change in unrealized appreciation or depreciation on investments	5,507,699	43,131	293,839	(3,913)	84,078	(1)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,072,290	44,109	(26,550)	(2,795)	(187,626)	(36)
Change From Unit Transactions:
• Net unit transactions	(4,506,655)	614,034	(795,314)	480,381	147,824	13,073
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,506,655)	614,034	(795,314)	480,381	147,824	13,073
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,565,635	658,143	(821,864)	477,586	(39,802)	13,037
NET ASSETS AT DECEMBER 31, 2017	25,520,905	658,143	42,573,724	477,586	16,616,316	13,037
Changes From Operations:
• Net investment income (loss)	(173,474)	(3,586)	25,233	5,113	(65,790)	(2,334)
• Net realized gain (loss) on investments	1,102,634	15,377	(400,596)	(2,094)	6,246	1,490
• Net change in unrealized appreciation or depreciation on investments	(4,621,663)	(61,914)	(85,216)	(144)	23,578	(265)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,692,503)	(50,123)	(460,579)	2,875	(35,966)	(1,109)
Change From Unit Transactions:
• Net unit transactions	(1,879,061)	(430,298)	(3,230,570)	620,359	504,678	151,169
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,879,061)	(430,298)	(3,230,570)	620,359	504,678	151,169
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,571,564)	(480,421)	(3,691,149)	623,234	468,712	150,060
NET ASSETS AT DECEMBER 31, 2018	$19,949,341	$177,722	$38,882,575	$1,100,820	$17,085,028	$163,097
See accompanying notes.

	LVIP American Balanced Allocation Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Income Allocation Fund - Service Class Subaccount	LVIP American Preservation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$35,847,158	$82,357,618	$125,366,667	$25,446,161	$4,994,104	$35,042,601
Changes From Operations:
• Net investment income (loss)	89,561	172,441	(283,165)	(46,570)	17,428	(121,857)
• Net realized gain (loss) on investments	1,283,968	941,807	1,960,893	1,305,142	66,122	(33,201)
• Net change in unrealized appreciation or depreciation on investments	2,948,081	6,779,206	15,558,229	2,488,242	293,213	40,332
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,321,610	7,893,454	17,235,957	3,746,814	376,763	(114,726)
Change From Unit Transactions:
• Net unit transactions	(2,199,605)	(6,483,684)	(15,925,505)	(1,237,196)	(527,230)	4,852,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,199,605)	(6,483,684)	(15,925,505)	(1,237,196)	(527,230)	4,852,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,122,005	1,409,770	1,310,452	2,509,618	(150,467)	4,737,593
NET ASSETS AT DECEMBER 31, 2017	37,969,163	83,767,388	126,677,119	27,955,779	4,843,637	39,780,194
Changes From Operations:
• Net investment income (loss)	19,374	(23,252)	(512,829)	(26,526)	6,805	(44,153)
• Net realized gain (loss) on investments	1,600,620	2,332,972	3,401,213	1,432,130	91,096	(117,416)
• Net change in unrealized appreciation or depreciation on investments	(3,794,800)	(5,951,042)	(9,778,911)	(3,372,258)	(301,987)	(272,335)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,174,806)	(3,641,322)	(6,890,527)	(1,966,654)	(204,086)	(433,904)
Change From Unit Transactions:
• Net unit transactions	(1,393,057)	(9,788,745)	(7,919,316)	(10,373)	(437,254)	295,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,393,057)	(9,788,745)	(7,919,316)	(10,373)	(437,254)	295,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,567,863)	(13,430,067)	(14,809,843)	(1,977,027)	(641,340)	(138,585)
NET ASSETS AT DECEMBER 31, 2018	$34,401,300	$70,337,321	$111,867,276	$25,978,752	$4,202,297	$39,641,609

Lincoln Life & Annuity Variable Annuity
Account H

Notes to financial statements

December 31, 2018

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 1, 2000, are part of the operations of the Company. The Variable Account consists of eighteen products as follows:

• American Legacy III
• American Legacy III (B Class)
• American Legacy III C Share
• American Legacy III Plus
• American Legacy III View
• American Legacy Shareholder's Advantage
• American Legacy Shareholder's Advantage Fee-Based
• American Legacy Shareholder's Advantage (A Class)
• American Legacy Design 1	• American Legacy Design 2
• American Legacy Design 3
• American Legacy Signature 1
• American Legacy Signature 2
• American Legacy Fusion
• American Legacy Series B Share
• American Legacy Series C Share
• American Legacy Series L Share
• American Legacy Advisory

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material)

reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-one mutual funds (the Funds) of three open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series® - Portfolio SeriesSM:

American Funds Global Growth PortfolioSM - Class 4

American Funds Growth and Income PortfolioSM - Class 4

American Funds Managed Risk Global Allocation PortfolioSM - Class P2

American Funds Managed Risk Growth and Income PortfolioSM - Class P2

American Funds Managed Risk Growth PortfolioSM - Class P2

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 2

American Funds Asset Allocation Fund - Class 4

American Funds Blue Chip Income and Growth Fund - Class 2

American Funds Blue Chip Income and Growth Fund - Class 4

American Funds Bond Fund - Class 2

American Funds Bond Fund - Class 4

American Funds Capital Income Builder® - Class 4

American Funds Global Balanced Fund - Class 2

American Funds Global Balanced Fund - Class 4

American Funds Global Bond Fund - Class 2

American Funds Global Bond Fund - Class 4

American Funds Global Growth and Income Fund - Class 2

American Funds Global Growth and Income Fund - Class 4

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Bond Fund - Class 2

American Funds High-Income Bond Fund - Class 4

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 2

American Funds International Growth and Income Fund - Class 4

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2

Lincoln Life & Annuity Variable Annuity
Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Managed Risk Growth Fund - Class P2

American Funds Managed Risk Growth-Income Fund - Class P2

American Funds Managed Risk International Fund - Class P2

American Funds Mortgage Fund - Class 2

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 2

American Funds New World Fund® - Class 4

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 4

American Funds Ultra-Short Bond Fund - Class 2

American Funds Ultra-Short Bond Fund - Class 4

Lincoln Variable Insurance Products Trust*:

LVIP American Balanced Allocation Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

LVIP American Growth Allocation Fund - Service Class

LVIP American Income Allocation Fund - Service Class

LVIP American Preservation Fund - Service Class

*  Denotes an affiliate of the Company.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2018. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

American Funds Blue Chip Income and Growth Fund - Class 4	American Funds Growth-Income Fund - Class 4
American Funds Bond Fund - Class 4	American Funds High-Income Bond Fund - Class 4
American Funds Global Bond Fund - Class 4	American Funds International Fund - Class 4
American Funds Global Growth and Income Fund - Class 4	American Funds International Growth and Income Fund - Class 4
American Funds Global Growth Fund - Class 4	American Funds Mortgage Fund - Class 4
American Funds Global Small Capitalization Fund - Class 4	American Funds New World Fund® - Class 4
American Funds Growth Fund - Class 4	American Funds Ultra-Short Bond Fund - Class 4

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the eighteen contract types within the Variable Account:

•  American Legacy III at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

•  American Legacy III C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy III Plus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis)

•  American Legacy III View at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)

•  American Legacy Shareholder's Advantage Fee-Based issued prior to 5/22/17 at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis) For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0057534% (.20% to 2.10% on an annual basis)

•  American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

•  American Legacy Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis)

•  American Legacy Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis)

•  American Legacy Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Signature 2 at a daily rate of .0038536% to .0094521% (1.40% to 3.45% on an annual basis)

•  American Legacy Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)

•  American Legacy Series B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)

•  American Legacy Series C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Series L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)

•  American Legacy Advisory at a daily rate of .0005479% to .0056164% (.20% to 2.05% on an annual basis)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2018 and 2017 were $7,963,510 and $7,901,177, respectively.

For the Shareholder's Advantage product, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ended December 31, 2018 and 2017, sales charges were $7,357 and $19,059, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2018, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 2
	2018		0.60%	3.20%	$2.20	$26.32	12,471,179	$79,990,736	-7.61%	-5.18%	1.60%
	2017		0.60%	3.20%	2.35	27.88	13,982,740	95,420,474	12.57%	15.54%	1.51%
	2016		0.60%	3.20%	2.06	24.24	14,780,259	89,171,694	5.96%	8.76%	1.45%
	2015		0.60%	3.20%	1.92	22.39	16,907,394	89,627,961	-1.55%	0.79%	1.59%
	2014		0.60%	2.95%	1.93	22.31	18,829,380	99,364,379	2.33%	4.77%	1.43%
American Funds Asset Allocation Fund - Class 4
	2018		1.15%	3.05%	10.69	11.04	603,804	6,621,020	-7.32%	-5.92%	1.65%
	2017	1/26/17	1.15%	2.65%	11.53	11.73	394,745	4,620,928	1.99%	11.50%	1.95%
American Funds Blue Chip Income and Growth Fund - Class 2
	2018		0.60%	3.45%	1.96	28.96	10,906,362	80,230,739	-11.49%	-9.20%	1.85%
	2017		0.60%	3.15%	2.18	32.04	12,260,926	100,710,469	13.41%	16.34%	1.95%
	2016		0.60%	3.15%	1.89	27.66	13,562,948	98,150,065	15.03%	17.99%	1.81%
	2015		0.60%	3.15%	1.62	23.55	15,535,209	94,713,212	-5.94%	-3.51%	1.87%
	2014		0.60%	3.15%	1.70	24.52	17,176,933	108,305,514	11.78%	14.67%	3.00%
American Funds Blue Chip Income and Growth Fund - Class 4
	2018		1.15%	2.90%	9.78	10.02	145,193	1,445,295	-11.30%	-9.96%	2.38%
	2017	6/14/17	1.15%	2.65%	11.02	11.13	57,197	635,400	0.91%	11.51%	2.80%
American Funds Bond Fund - Class 2
	2018		0.60%	3.45%	1.40	14.03	11,152,926	65,257,323	-3.84%	-1.31%	2.33%
	2017		0.60%	3.20%	1.44	14.28	12,420,490	73,627,459	0.40%	3.04%	1.92%
	2016		0.60%	3.20%	1.41	13.92	12,662,084	72,886,376	-0.30%	2.33%	1.51%
	2015		0.60%	3.20%	1.39	13.66	13,833,881	77,724,887	-2.84%	-0.33%	1.62%
	2014		0.60%	3.15%	1.41	13.77	15,280,547	86,273,625	2.01%	4.65%	1.89%
American Funds Bond Fund - Class 4
	2018		0.85%	3.05%	9.65	9.89	424,705	4,174,356	-3.48%	-2.02%	3.10%
	2017	7/5/17	1.15%	2.65%	10.00	10.09	146,763	1,477,598	-0.88%	0.43%	3.18%
American Funds Capital Income Builder® - Class 4
	2018		0.60%	3.20%	9.12	10.30	778,266	7,702,906	-10.17%	-7.80%	2.73%
	2017		0.60%	3.20%	10.16	11.17	693,972	7,512,826	9.10%	11.99%	2.57%
	2016		0.60%	3.20%	9.31	9.97	526,496	5,122,419	0.52%	3.19%	2.77%
	2015		0.60%	3.20%	9.38	9.63	388,028	3,700,667	-4.12%	-2.62%	2.67%
	2014	5/30/14	0.85%	2.40%	9.79	9.89	164,090	1,615,483	-2.88%	0.86%	1.86%
American Funds Global Balanced Fund - Class 2
	2018		0.65%	3.25%	10.77	13.87	410,175	5,166,281	-9.01%	-6.62%	1.22%
	2017		0.65%	3.25%	12.60	14.88	394,299	5,459,919	16.10%	18.80%	0.92%
	2016		0.65%	2.95%	10.86	12.55	381,839	4,501,182	1.44%	3.80%	1.06%
	2015		0.65%	2.95%	10.70	12.12	436,313	4,992,176	-3.83%	-1.59%	0.95%
	2014		0.65%	2.95%	11.13	12.10	510,866	5,987,133	-1.33%	0.97%	1.28%
American Funds Global Balanced Fund - Class 4
	2018		1.15%	2.65%	10.74	10.86	128,904	1,389,206	-7.89%	-7.38%	1.23%
	2017	2/17/17	1.15%	1.70%	11.65	11.73	78,893	921,461	11.54%	13.70%	1.12%
American Funds Global Bond Fund - Class 2
	2018		0.60%	3.45%	8.73	13.98	2,505,230	30,786,228	-4.39%	-1.92%	2.01%
	2017		0.60%	3.15%	9.13	14.26	2,774,862	35,174,275	3.54%	6.22%	0.36%
	2016		0.60%	3.15%	8.82	13.42	2,719,965	32,760,542	-0.47%	2.10%	0.52%
	2015		0.60%	3.15%	8.86	13.15	2,851,365	33,918,224	-7.04%	-4.64%	0.05%
	2014		0.60%	3.15%	9.53	13.79	3,047,841	38,387,220	-1.75%	0.78%	1.23%
American Funds Global Bond Fund - Class 4
	2018		1.15%	1.70%	9.88	9.97	14,155	140,264	-3.27%	-2.66%	2.76%
	2017	8/17/17	1.15%	1.70%	10.21	10.24	4,558	46,622	-1.32%	0.12%	0.54%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth and Income Fund - Class 2
	2018		0.60%	3.45%	$14.40	$19.29	2,076,071	$35,503,473	-12.26%	-10.17%	1.55%
	2017		0.60%	2.95%	16.38	21.98	2,307,945	44,353,476	22.44%	25.31%	2.06%
	2016		0.60%	2.95%	13.36	17.95	2,643,449	40,947,011	4.23%	6.70%	1.64%
	2015		0.60%	2.95%	12.79	17.23	2,915,507	42,685,119	-4.21%	-1.93%	1.87%
	2014		0.60%	2.95%	13.32	17.98	3,160,456	47,611,173	2.57%	5.01%	3.42%
American Funds Global Growth and Income Fund - Class 4
	2018		0.85%	2.90%	9.72	9.96	39,103	387,528	-12.25%	-10.92%	1.75%
	2017	7/27/17	1.15%	2.65%	11.08	11.18	22,838	254,868	0.73%	5.98%	2.55%
American Funds Global Growth Fund - Class 2
	2018		0.60%	3.45%	1.88	32.09	5,722,912	49,163,140	-11.87%	-9.59%	0.65%
	2017		0.60%	3.15%	2.10	35.94	6,429,328	61,087,761	27.40%	30.68%	0.63%
	2016		0.60%	3.15%	1.62	27.84	7,372,910	56,354,862	-2.50%	0.02%	0.82%
	2015		0.60%	3.15%	1.63	28.19	8,236,362	62,841,435	3.62%	6.30%	0.98%
	2014		0.60%	3.15%	1.55	26.85	9,426,943	67,976,569	-0.86%	1.70%	1.13%
American Funds Global Growth Fund - Class 4
	2018		1.15%	3.05%	9.81	10.06	140,074	1,395,944	-11.61%	-10.26%	0.62%
	2017	7/24/17	1.15%	2.65%	11.10	11.21	77,217	863,405	0.52%	6.78%	0.62%
American Funds Global Growth PortfolioSM - Class 4
	2018		0.72%	3.45%	10.58	11.05	318,033	3,423,110	-11.47%	-10.41%	1.05%
	2017		0.72%	1.90%	11.95	12.14	275,043	3,353,754	25.70%	26.46%	0.51%
	2016		1.30%	1.90%	9.51	9.60	65,797	629,811	2.46%	3.07%	0.48%
	2015	7/1/15	1.30%	1.90%	9.28	9.32	52,706	490,290	-6.06%	1.69%	0.00%
American Funds Global Small Capitalization Fund - Class 2
	2018		0.60%	3.00%	1.78	30.83	2,617,744	23,920,472	-13.19%	-11.08%	0.08%
	2017		0.60%	3.00%	2.02	35.22	3,025,726	31,070,452	22.18%	25.14%	0.43%
	2016		0.60%	3.00%	1.62	28.58	3,501,348	28,527,446	-0.87%	1.49%	0.22%
	2015		0.60%	2.95%	1.61	28.60	3,841,890	31,011,478	-2.65%	-0.33%	0.00%
	2014		0.60%	2.95%	1.63	30.19	4,376,225	35,504,602	-0.85%	1.51%	0.12%
American Funds Global Small Capitalization Fund - Class 4
	2018		1.30%	1.70%	9.86	9.90	96,706	955,981	-12.18%	-11.96%	0.02%
	2017	6/14/17	1.30%	1.55%	11.23	11.25	21,015	236,206	7.25%	10.16%	0.07%
American Funds Growth and Income PortfolioSM - Class 4
	2018		0.72%	3.25%	10.12	11.04	694,510	7,443,706	-6.60%	-4.33%	1.46%
	2017		0.85%	3.25%	10.92	11.43	464,539	5,236,704	12.08%	14.00%	1.36%
	2016		1.25%	2.95%	9.92	10.02	204,317	2,040,557	4.40%	5.09%	0.76%
	2015	6/25/15	1.25%	1.90%	9.50	9.54	82,626	786,788	-4.33%	0.81%	0.07%
American Funds Growth Fund - Class 2
	2018		0.60%	3.45%	2.02	37.71	15,041,722	141,719,991	-3.34%	-0.84%	0.42%
	2017		0.60%	3.15%	2.06	38.22	17,181,627	165,789,001	24.33%	27.52%	0.49%
	2016		0.60%	3.15%	1.63	30.11	19,968,591	153,336,171	6.09%	8.83%	0.70%
	2015		0.60%	3.15%	1.51	27.80	22,552,992	161,050,849	3.55%	6.22%	0.58%
	2014		0.60%	3.15%	1.44	26.29	24,797,447	172,575,935	5.15%	7.86%	0.78%
American Funds Growth Fund - Class 4
	2018		0.85%	3.05%	10.71	10.98	576,192	6,297,544	-3.11%	-1.65%	0.35%
	2017	6/14/17	1.15%	2.65%	11.06	11.16	135,502	1,509,087	0.14%	9.94%	0.50%
American Funds Growth-Income Fund - Class 2
	2018		0.60%	3.45%	2.56	31.35	14,739,222	126,848,250	-4.83%	-2.37%	1.34%
	2017		0.60%	3.15%	2.65	32.26	17,159,274	153,050,978	18.59%	21.65%	1.35%
	2016		0.60%	3.15%	2.20	26.63	19,624,364	145,181,373	8.06%	10.85%	1.33%
	2015		0.60%	3.15%	2.01	24.13	22,094,908	147,629,031	-1.69%	0.85%	1.26%
	2014		0.60%	3.15%	2.01	24.04	25,235,532	165,069,126	7.21%	9.97%	1.26%
American Funds Growth-Income Fund - Class 4
	2018		1.15%	3.05%	10.56	10.82	252,842	2,711,994	-4.62%	-3.20%	1.77%
	2017	6/23/17	1.15%	2.65%	11.07	11.18	80,012	891,222	0.48%	9.84%	1.59%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds High-Income Bond Fund - Class 2
	2018		0.60%	3.45%	$2.07	$18.33	2,670,191	$18,816,178	-5.42%	-2.92%	5.81%
	2017		0.60%	3.20%	2.16	19.12	2,962,673	22,323,080	3.52%	6.25%	6.51%
	2016		0.60%	3.20%	2.06	18.23	3,202,632	22,888,533	13.99%	16.99%	5.48%
	2015		0.60%	3.20%	1.78	15.77	3,504,616	21,691,336	-9.99%	-7.85%	5.31%
	2014		0.60%	2.95%	1.96	17.33	4,125,658	27,956,838	-2.29%	0.03%	5.40%
American Funds High-Income Bond Fund - Class 4
	2018		1.15%	1.70%	9.71	9.79	18,725	182,905	-4.28%	-3.79%	5.65%
	2017	6/26/17	1.15%	1.70%	10.14	10.18	17,459	177,555	-0.13%	1.75%	16.00%
American Funds International Fund - Class 2
	2018		0.60%	3.45%	1.24	25.01	6,404,767	44,448,582	-15.87%	-13.65%	1.67%
	2017		0.60%	3.20%	1.45	29.33	6,918,670	55,600,308	27.99%	31.35%	1.22%
	2016		0.60%	3.20%	1.11	22.61	7,906,280	49,528,102	0.27%	2.91%	1.24%
	2015		0.60%	3.20%	1.09	22.24	8,753,153	54,117,870	-7.49%	-5.10%	1.46%
	2014		0.60%	3.15%	1.16	23.73	9,730,285	63,055,859	-5.67%	-3.24%	1.34%
American Funds International Fund - Class 4
	2018		0.85%	2.90%	9.39	9.62	98,096	938,462	-15.67%	-14.39%	1.47%
	2017	6/12/17	1.15%	2.65%	11.14	11.24	94,974	1,066,005	1.66%	10.96%	1.33%
American Funds International Growth and Income Fund - Class 2
	2018		0.60%	2.95%	11.55	20.07	465,882	8,373,194	-13.81%	-11.76%	2.16%
	2017		0.60%	2.95%	13.39	22.75	498,091	10,264,578	21.39%	24.28%	2.13%
	2016		0.60%	2.95%	11.02	18.30	573,363	9,622,879	-1.51%	0.83%	2.37%
	2015		0.60%	2.95%	11.19	18.15	579,055	9,701,156	-8.35%	-6.17%	2.17%
	2014		0.60%	2.95%	12.20	19.35	534,042	9,657,788	-5.97%	-3.73%	2.91%
American Funds International Growth and Income Fund - Class 4
	2018		1.30%	1.95%	9.46	9.53	62,722	594,805	-12.95%	-12.60%	2.29%
	2017	6/14/17	1.30%	1.70%	10.87	10.90	50,679	552,099	3.35%	7.33%	2.50%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2018		0.60%	3.05%	12.20	14.18	3,921,830	52,560,598	-7.75%	-5.46%	1.34%
	2017		0.60%	3.05%	13.30	15.00	3,715,028	53,057,073	11.47%	14.12%	0.77%
	2016		0.60%	2.95%	11.93	13.15	3,196,170	40,367,545	4.16%	6.63%	1.20%
	2015		0.60%	2.95%	11.47	12.33	1,789,966	21,384,826	-3.90%	-1.66%	1.51%
	2014		0.60%	2.90%	11.94	12.54	1,301,350	15,950,575	-0.03%	2.29%	0.07%
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2
	2018		0.90%	3.25%	11.09	12.62	1,425,509	17,380,311	-10.29%	-8.21%	3.19%
	2017		0.90%	3.20%	12.36	13.75	1,409,703	18,836,836	11.41%	14.00%	1.43%
	2016		0.90%	3.20%	11.10	12.06	1,231,189	14,523,442	9.82%	12.38%	1.60%
	2015		0.90%	3.20%	10.20	10.64	622,302	6,572,243	-10.03%	-8.58%	0.47%
	2014		1.25%	2.85%	11.33	11.64	235,342	2,725,020	5.07%	6.76%	3.96%
American Funds Managed Risk Global Allocation PortfolioSM - Class P2
	2018		0.75%	3.25%	9.30	10.17	1,501,945	14,824,550	-9.88%	-7.64%	0.93%
	2017		0.80%	3.25%	10.39	10.92	1,025,650	11,054,072	15.51%	17.73%	0.68%
	2016		1.10%	3.00%	8.99	9.27	779,250	7,165,445	-1.91%	-0.07%	0.00%
	2015	6/1/15	1.15%	3.00%	9.17	9.28	504,804	4,671,805	-7.29%	-0.06%	1.53%
American Funds Managed Risk Growth and Income PortfolioSM - Class P2
	2018		0.75%	3.35%	9.74	10.57	3,161,015	32,482,486	-7.59%	-5.48%	1.61%
	2017		0.80%	3.05%	10.55	11.18	2,723,061	29,838,781	13.11%	15.62%	1.21%
	2016		0.80%	3.00%	9.33	9.67	1,869,740	17,870,087	0.63%	2.87%	0.32%
	2015	5/20/15	0.80%	3.00%	9.27	9.40	814,144	7,612,523	-7.04%	-0.34%	1.53%
American Funds Managed Risk Growth Fund - Class P2
	2018		1.15%	3.25%	12.45	13.78	899,044	12,130,451	-3.27%	-1.51%	0.43%
	2017		1.15%	2.95%	12.87	13.99	754,080	10,371,465	22.33%	24.55%	0.29%
	2016		1.15%	2.95%	10.52	11.23	778,086	8,618,922	-0.46%	1.34%	0.17%
	2015		0.65%	2.95%	10.60	11.06	622,556	6,838,849	-2.13%	-0.55%	0.00%
	2014		1.25%	2.85%	10.83	11.12	188,106	2,082,022	-1.09%	0.51%	1.56%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk Growth PortfolioSM - Class P2
	2018		0.75%	3.05%	$9.97	$10.83	3,769,824	$39,720,637	-6.87%	-4.75%	1.22%
	2017		0.80%	3.05%	10.72	11.36	3,308,912	36,855,849	14.51%	17.06%	0.90%
	2016		0.80%	3.00%	9.36	9.71	2,634,416	25,276,012	0.90%	3.14%	0.04%
	2015	5/20/15	0.80%	3.00%	9.28	9.41	1,166,067	10,924,763	-7.21%	-0.38%	1.84%
American Funds Managed Risk Growth-Income Fund - Class P2
	2018		1.15%	2.95%	12.03	13.31	754,057	9,811,159	-4.82%	-3.09%	1.02%
	2017		1.15%	2.95%	12.64	13.74	683,238	9,194,851	16.90%	19.02%	0.97%
	2016		1.15%	2.95%	10.81	11.54	657,242	7,461,953	3.00%	4.87%	1.13%
	2015		0.65%	2.95%	10.53	10.96	422,725	4,601,388	-6.35%	-4.88%	0.08%
	2014		1.30%	2.85%	11.24	11.53	127,395	1,460,512	1.48%	3.07%	0.87%
American Funds Managed Risk International Fund - Class P2
	2018		1.15%	3.25%	8.92	9.87	827,888	7,984,304	-13.10%	-11.52%	1.80%
	2017		1.15%	2.95%	10.26	11.16	650,680	7,127,663	24.96%	27.22%	0.73%
	2016		1.15%	2.95%	8.21	8.77	638,778	5,514,456	-5.87%	-4.16%	0.81%
	2015		1.15%	2.95%	8.75	9.12	404,577	3,663,384	-9.15%	-7.69%	0.02%
	2014		1.25%	2.85%	9.63	9.88	160,522	1,579,906	-8.33%	-6.85%	2.63%
American Funds Mortgage Fund - Class 2
	2018		0.75%	3.20%	9.12	10.99	162,699	1,682,155	-2.84%	-0.43%	1.83%
	2017		0.75%	3.20%	9.38	11.04	185,228	1,937,017	-1.97%	0.46%	1.38%
	2016		0.75%	3.20%	9.57	10.99	209,103	2,188,925	-0.97%	1.48%	1.58%
	2015		0.75%	3.20%	9.78	10.83	157,728	1,636,880	-1.11%	1.09%	1.46%
	2014		0.75%	2.95%	9.89	10.71	151,504	1,573,823	2.18%	4.45%	0.82%
American Funds Mortgage Fund - Class 4
	2018		1.30%	2.65%	9.73	9.80	30,483	298,162	-1.62%	-1.23%	2.33%
	2017	7/5/17	1.30%	1.70%	9.89	9.92	11,858	117,502	-1.51%	-1.03%	1.38%
American Funds New World Fund® - Class 2
	2018		0.60%	3.45%	2.43	28.57	1,846,508	19,949,341	-16.54%	-14.55%	0.84%
	2017		0.60%	2.95%	2.87	33.96	2,017,361	25,520,905	25.68%	28.67%	0.89%
	2016		0.60%	2.95%	2.25	26.80	2,560,316	23,955,270	2.20%	4.63%	0.70%
	2015		0.60%	2.95%	2.17	26.02	2,879,046	25,608,131	-5.96%	-3.72%	0.56%
	2014		0.60%	2.95%	2.27	27.45	3,308,643	29,707,792	-10.55%	-8.42%	0.96%
American Funds New World Fund® - Class 4
	2018		0.85%	1.55%	9.41	9.46	18,837	177,722	-15.57%	-15.26%	0.51%
	2017	6/14/17	1.15%	1.55%	11.14	11.17	58,989	658,143	1.44%	11.59%	0.93%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2018		0.60%	3.45%	1.28	13.87	5,372,972	38,882,575	-2.24%	0.13%	1.73%
	2017		0.60%	3.00%	1.30	13.86	5,828,321	42,573,724	-1.41%	0.98%	1.31%
	2016		0.60%	3.00%	1.30	13.73	5,914,090	43,395,588	-1.75%	0.58%	1.24%
	2015		0.60%	2.95%	1.30	13.66	6,541,174	47,739,049	-1.36%	0.98%	1.37%
	2014		0.60%	2.95%	1.30	13.54	7,319,679	53,724,332	1.96%	4.39%	1.04%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4
	2018		1.15%	2.65%	9.40	9.71	114,009	1,100,820	-2.13%	-0.65%	2.18%
	2017	1/17/17	1.15%	2.65%	9.60	9.77	49,024	477,586	-2.07%	-0.13%	1.68%
American Funds Ultra-Short Bond Fund - Class 2
	2018		0.60%	2.80%	0.86	10.11	4,597,361	17,085,028	-1.44%	0.76%	1.17%
	2017		0.60%	2.80%	0.87	10.04	4,627,796	16,616,316	-2.33%	-0.11%	0.28%
	2016		0.60%	2.80%	0.88	10.07	5,026,860	16,656,118	-2.93%	-0.77%	0.00%
	2015		0.60%	2.80%	0.89	10.17	4,745,894	10,804,429	-3.20%	-1.03%	0.00%
	2014		0.60%	2.80%	0.91	10.29	4,987,296	12,745,899	-3.28%	-1.17%	0.00%
American Funds Ultra-Short Bond Fund - Class 4
	2018		0.85%	1.70%	9.85	9.91	16,497	163,097	-0.56%	-0.23%	0.64%
	2017	8/17/17	1.30%	1.70%	9.91	9.94	1,314	13,037	-0.52%	-0.32%	0.11%
LVIP American Balanced Allocation Fund - Service Class
	2018		0.30%	3.25%	11.14	15.47	2,433,682	34,401,300	-7.45%	-4.96%	1.67%
	2017		0.60%	3.25%	13.67	16.27	2,518,742	37,969,163	11.08%	13.72%	1.85%
	2016		0.60%	2.95%	12.31	14.31	2,672,700	35,847,158	2.75%	5.20%	1.57%
	2015		0.60%	2.95%	11.98	13.60	2,829,421	36,415,876	-3.91%	-1.62%	2.48%
	2014		0.60%	2.95%	12.46	13.83	2,939,792	38,798,271	2.31%	4.75%	2.03%

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2018		0.60%	3.00%	$10.91	$12.85	5,845,930	$70,337,321	-6.25%	-3.97%	1.54%
	2017		0.60%	3.00%	11.64	13.38	6,627,334	83,767,388	8.39%	11.02%	1.79%
	2016		0.60%	3.00%	10.74	12.05	7,167,788	82,357,618	1.19%	3.65%	1.53%
	2015		0.60%	3.00%	10.61	11.63	7,516,102	84,158,366	-5.34%	-3.03%	2.99%
	2014		0.60%	3.00%	11.21	11.95	6,712,100	78,300,023	2.02%	4.37%	2.07%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2018		0.60%	3.20%	11.01	13.14	9,096,407	111,867,276	-7.31%	-4.85%	1.15%
	2017		0.60%	3.20%	11.88	13.81	9,702,555	126,677,119	12.70%	15.67%	1.33%
	2016		0.60%	3.20%	10.54	11.94	10,988,715	125,366,667	-0.30%	2.29%	1.25%
	2015		0.60%	3.20%	10.57	11.65	12,154,615	136,776,315	-6.53%	-4.12%	2.97%
	2014		0.65%	3.20%	11.37	12.15	11,101,624	131,380,467	-0.82%	1.54%	2.02%
LVIP American Growth Allocation Fund - Service Class
	2018		0.60%	3.35%	12.48	16.20	1,776,116	25,978,752	-8.28%	-5.88%	1.69%
	2017		0.60%	3.15%	13.61	17.21	1,772,628	27,955,779	13.52%	16.45%	1.60%
	2016		0.60%	3.15%	11.99	14.78	1,853,877	25,446,161	2.79%	5.45%	1.55%
	2015		0.60%	3.15%	11.66	13.90	1,934,693	25,479,809	-4.30%	-1.97%	2.41%
	2014		0.75%	3.15%	12.19	14.18	2,038,426	27,666,196	1.99%	4.47%	1.92%
LVIP American Income Allocation Fund - Service Class
	2018		0.60%	2.80%	11.67	14.05	328,079	4,202,297	-5.59%	-3.49%	1.78%
	2017		0.60%	2.80%	12.36	14.55	359,254	4,843,637	6.85%	9.23%	1.98%
	2016		0.60%	2.80%	11.57	13.33	400,787	4,994,104	2.34%	4.62%	1.76%
	2015		0.60%	2.80%	11.31	12.74	412,165	4,962,581	-3.77%	-1.63%	2.62%
	2014		0.60%	2.80%	11.75	12.95	451,184	5,570,400	2.91%	5.20%	2.06%
LVIP American Preservation Fund - Service Class
	2018		0.60%	3.25%	8.50	10.03	4,209,653	39,641,609	-2.66%	-0.09%	1.46%
	2017		0.60%	3.20%	8.73	10.03	4,174,530	39,780,194	-1.87%	0.72%	1.25%
	2016		0.60%	3.20%	8.90	9.96	3,671,670	35,042,601	-1.63%	0.96%	1.35%
	2015		0.60%	3.20%	9.12	9.87	2,464,386	23,510,530	-2.95%	-0.63%	1.59%
	2014		0.60%	2.95%	9.42	9.93	1,419,739	13,748,929	-1.08%	1.18%	1.02%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2018:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 2	$6,259,674	$12,659,043
American Funds Asset Allocation Fund - Class 4	3,007,517	269,908
American Funds Blue Chip Income and Growth Fund - Class 2	9,771,163	13,700,151
American Funds Blue Chip Income and Growth Fund - Class 4	1,160,486	98,231
American Funds Bond Fund - Class 2	4,178,698	10,050,315
American Funds Bond Fund - Class 4	3,019,795	159,744
American Funds Capital Income Builder® - Class 4	1,879,320	874,669
American Funds Global Balanced Fund - Class 2	1,007,169	806,753
American Funds Global Balanced Fund - Class 4	1,035,679	431,570
American Funds Global Bond Fund - Class 2	2,829,276	5,775,089
American Funds Global Bond Fund - Class 4	135,258	37,463
American Funds Global Growth and Income Fund - Class 2	4,364,113	5,687,368
American Funds Global Growth and Income Fund - Class 4	341,744	129,655
American Funds Global Growth Fund - Class 2	5,263,807	8,085,945
American Funds Global Growth Fund - Class 4	957,986	171,694
American Funds Global Growth PortfolioSM - Class 4	1,364,382	801,583
American Funds Global Small Capitalization Fund - Class 2	1,869,177	4,962,789
American Funds Global Small Capitalization Fund - Class 4	902,441	15,648
American Funds Growth and Income PortfolioSM - Class 4	3,703,767	909,413
American Funds Growth Fund - Class 2	19,790,104	28,430,838
American Funds Growth Fund - Class 4	5,936,164	175,094
American Funds Growth-Income Fund - Class 2	13,151,019	26,234,245
American Funds Growth-Income Fund - Class 4	2,230,130	99,702
American Funds High-Income Bond Fund - Class 2	1,790,152	3,629,919
American Funds High-Income Bond Fund - Class 4	61,462	40,656
American Funds International Fund - Class 2	4,658,134	5,754,438
American Funds International Fund - Class 4	640,097	538,262
American Funds International Growth and Income Fund - Class 2	667,816	1,265,358
American Funds International Growth and Income Fund - Class 4	529,140	408,121
American Funds Managed Risk Asset Allocation Fund - Class P2	10,048,382	4,872,300
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	3,425,385	2,290,913
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	5,900,270	705,194
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	7,479,243	1,804,139
American Funds Managed Risk Growth Fund - Class P2	4,808,917	2,112,455
American Funds Managed Risk Growth PortfolioSM - Class P2	9,161,796	2,815,691
American Funds Managed Risk Growth-Income Fund - Class P2	2,733,839	1,366,180
American Funds Managed Risk International Fund - Class P2	2,697,750	724,081
American Funds Mortgage Fund - Class 2	111,548	329,333
American Funds Mortgage Fund - Class 4	198,144	15,067
American Funds New World Fund® - Class 2	1,521,916	2,932,640
American Funds New World Fund® - Class 4	98,334	514,518
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	3,568,715	6,684,475
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	717,323	90,338
American Funds Ultra-Short Bond Fund - Class 2	4,964,636	4,448,418
American Funds Ultra-Short Bond Fund - Class 4	815,727	666,874
LVIP American Balanced Allocation Fund - Service Class	5,039,525	5,273,877
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,729,960	12,170,305
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,159,965	12,685,218
LVIP American Growth Allocation Fund - Service Class	3,739,986	2,777,468
LVIP American Income Allocation Fund - Service Class	533,839	888,292
LVIP American Preservation Fund - Service Class	6,370,329	5,911,485

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2018:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Asset Allocation Fund - Class 2	3,795,014	$21.08	$79,998,901	$75,165,239
American Funds Asset Allocation Fund - Class 4	315,420	20.99	6,620,671	7,267,938
American Funds Blue Chip Income and Growth Fund - Class 2	6,553,504	12.24	80,214,890	77,198,644
American Funds Blue Chip Income and Growth Fund - Class 4	118,579	12.19	1,445,479	1,663,485
American Funds Bond Fund - Class 2	6,325,563	10.34	65,406,322	68,017,940
American Funds Bond Fund - Class 4	404,358	10.33	4,177,019	4,255,159
American Funds Capital Income Builder® - Class 4	823,954	9.35	7,703,968	8,136,471
American Funds Global Balanced Fund - Class 2	443,362	11.65	5,165,162	5,002,763
American Funds Global Balanced Fund - Class 4	120,293	11.55	1,389,378	1,487,933
American Funds Global Bond Fund - Class 2	2,725,548	11.34	30,907,715	31,999,639
American Funds Global Bond Fund - Class 4	12,480	11.24	140,281	143,486
American Funds Global Growth and Income Fund - Class 2	2,733,544	12.99	35,508,740	31,536,741
American Funds Global Growth and Income Fund - Class 4	30,256	12.81	387,574	451,535
American Funds Global Growth Fund - Class 2	1,927,624	25.50	49,154,419	47,146,390
American Funds Global Growth Fund - Class 4	54,988	25.39	1,396,139	1,612,017
American Funds Global Growth PortfolioSM - Class 4	320,405	10.68	3,421,930	3,584,183
American Funds Global Small Capitalization Fund - Class 2	1,129,012	21.16	23,889,890	23,633,500
American Funds Global Small Capitalization Fund - Class 4	44,929	21.28	956,090	1,107,505
American Funds Growth and Income PortfolioSM - Class 4	703,072	10.59	7,445,528	7,640,400
American Funds Growth Fund - Class 2	2,038,882	69.48	141,661,533	130,998,690
American Funds Growth Fund - Class 4	91,758	68.64	6,298,278	7,190,855
American Funds Growth-Income Fund - Class 2	2,824,588	44.90	126,824,020	118,839,306
American Funds Growth-Income Fund - Class 4	60,993	44.47	2,712,368	2,976,523
American Funds High-Income Bond Fund - Class 2	2,049,069	9.19	18,830,941	21,422,407
American Funds High-Income Bond Fund - Class 4	18,366	9.96	182,925	204,320
American Funds International Fund - Class 2	2,524,701	17.60	44,434,744	46,566,435
American Funds International Fund - Class 4	53,941	17.40	938,578	1,092,956
American Funds International Growth and Income Fund - Class 2	547,274	15.30	8,373,296	8,557,850
American Funds International Growth and Income Fund - Class 4	39,086	15.22	594,882	656,129
American Funds Managed Risk Asset Allocation Fund - Class P2	4,301,415	12.22	52,563,295	52,409,100
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	1,550,311	11.21	17,378,989	18,085,245
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	1,472,460	10.07	14,827,671	15,045,413
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	3,191,310	10.18	32,487,536	32,312,304
American Funds Managed Risk Growth Fund - Class P2	992,334	12.21	12,116,399	11,830,610
American Funds Managed Risk Growth PortfolioSM - Class P2	3,864,312	10.28	39,725,129	39,041,563
American Funds Managed Risk Growth-Income Fund - Class P2	840,728	11.67	9,811,295	9,814,617
American Funds Managed Risk International Fund - Class P2	817,806	9.76	7,981,787	8,272,442
American Funds Mortgage Fund - Class 2	164,171	10.28	1,687,677	1,734,337
American Funds Mortgage Fund - Class 4	29,264	10.19	298,196	301,876
American Funds New World Fund® - Class 2	959,635	20.79	19,950,809	20,278,254
American Funds New World Fund® - Class 4	8,582	20.71	177,742	196,525
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	3,294,516	11.83	38,974,122	40,468,382
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	93,107	11.84	1,102,388	1,106,445
American Funds Ultra-Short Bond Fund - Class 2	1,556,165	11.03	17,164,500	17,159,492
American Funds Ultra-Short Bond Fund - Class 4	14,629	11.15	163,117	163,383
LVIP American Balanced Allocation Fund - Service Class	2,911,393	11.82	34,409,757	35,310,189
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	6,390,205	11.01	70,349,763	70,497,772
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	9,569,750	11.69	111,879,945	109,668,783
LVIP American Growth Allocation Fund - Service Class	2,136,312	12.16	25,983,964	26,226,473
LVIP American Income Allocation Fund - Service Class	381,768	11.01	4,202,885	4,382,700
LVIP American Preservation Fund - Service Class	4,092,069	9.70	39,693,066	40,465,315

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 2	122,309	(1,633,870)	(1,511,561)
American Funds Asset Allocation Fund - Class 4	225,539	(16,480)	209,059
American Funds Blue Chip Income and Growth Fund - Class 2	188,710	(1,543,274)	(1,354,564)
American Funds Blue Chip Income and Growth Fund - Class 4	95,391	(7,395)	87,996
American Funds Bond Fund - Class 2	419,211	(1,686,775)	(1,267,564)
American Funds Bond Fund - Class 4	292,261	(14,319)	277,942
American Funds Capital Income Builder® - Class 4	160,916	(76,622)	84,294
American Funds Global Balanced Fund - Class 2	68,439	(52,563)	15,876
American Funds Global Balanced Fund - Class 4	85,382	(35,371)	50,011
American Funds Global Bond Fund - Class 2	186,177	(455,809)	(269,632)
American Funds Global Bond Fund - Class 4	13,168	(3,571)	9,597
American Funds Global Growth and Income Fund - Class 2	42,758	(274,632)	(231,874)
American Funds Global Growth and Income Fund - Class 4	27,619	(11,354)	16,265
American Funds Global Growth Fund - Class 2	138,259	(844,675)	(706,416)
American Funds Global Growth Fund - Class 4	76,523	(13,666)	62,857
American Funds Global Growth PortfolioSM - Class 4	104,337	(61,347)	42,990
American Funds Global Small Capitalization Fund - Class 2	115,939	(523,921)	(407,982)
American Funds Global Small Capitalization Fund - Class 4	76,320	(629)	75,691
American Funds Growth and Income PortfolioSM - Class 4	300,986	(71,015)	229,971
American Funds Growth Fund - Class 2	222,026	(2,361,931)	(2,139,905)
American Funds Growth Fund - Class 4	450,950	(10,260)	440,690
American Funds Growth-Income Fund - Class 2	174,837	(2,594,889)	(2,420,052)
American Funds Growth-Income Fund - Class 4	179,047	(6,217)	172,830
American Funds High-Income Bond Fund - Class 2	140,390	(432,872)	(292,482)
American Funds High-Income Bond Fund - Class 4	5,040	(3,774)	1,266
American Funds International Fund - Class 2	217,218	(731,121)	(513,903)
American Funds International Fund - Class 4	50,667	(47,545)	3,122
American Funds International Growth and Income Fund - Class 2	24,758	(56,967)	(32,209)
American Funds International Growth and Income Fund - Class 4	49,764	(37,721)	12,043
American Funds Managed Risk Asset Allocation Fund - Class P2	515,423	(308,621)	206,802
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	179,148	(163,342)	15,806
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	530,912	(54,617)	476,295
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	573,797	(135,843)	437,954
American Funds Managed Risk Growth Fund - Class P2	282,263	(137,299)	144,964
American Funds Managed Risk Growth PortfolioSM - Class P2	676,503	(215,591)	460,912
American Funds Managed Risk Growth-Income Fund - Class P2	162,034	(91,215)	70,819
American Funds Managed Risk International Fund - Class P2	240,438	(63,230)	177,208
American Funds Mortgage Fund - Class 2	8,366	(30,895)	(22,529)
American Funds Mortgage Fund - Class 4	19,989	(1,364)	18,625
American Funds New World Fund® - Class 2	61,332	(232,185)	(170,853)
American Funds New World Fund® - Class 4	7,489	(47,641)	(40,152)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	515,938	(971,287)	(455,349)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	73,796	(8,811)	64,985
American Funds Ultra-Short Bond Fund - Class 2	1,805,060	(1,835,495)	(30,435)
American Funds Ultra-Short Bond Fund - Class 4	82,536	(67,353)	15,183
LVIP American Balanced Allocation Fund - Service Class	230,815	(315,875)	(85,060)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	102,653	(884,057)	(781,404)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	221,415	(827,563)	(606,148)
LVIP American Growth Allocation Fund - Service Class	141,410	(137,922)	3,488
LVIP American Income Allocation Fund - Service Class	30,524	(61,699)	(31,175)
LVIP American Preservation Fund - Service Class	628,107	(592,984)	35,123

Lincoln Life & Annuity Variable Annuity Account H

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 2	707,418	(1,504,937)	(797,519)
American Funds Asset Allocation Fund - Class 4	404,278	(9,533)	394,745
American Funds Blue Chip Income and Growth Fund - Class 2	210,567	(1,512,589)	(1,302,022)
American Funds Blue Chip Income and Growth Fund - Class 4	58,267	(1,070)	57,197
American Funds Bond Fund - Class 2	764,504	(1,006,098)	(241,594)
American Funds Bond Fund - Class 4	146,822	(59)	146,763
American Funds Capital Income Builder® - Class 4	271,044	(103,568)	167,476
American Funds Global Balanced Fund - Class 2	55,842	(43,382)	12,460
American Funds Global Balanced Fund - Class 4	82,545	(3,652)	78,893
American Funds Global Bond Fund - Class 2	290,923	(236,026)	54,897
American Funds Global Bond Fund - Class 4	4,613	(55)	4,558
American Funds Global Growth and Income Fund - Class 2	18,457	(353,961)	(335,504)
American Funds Global Growth and Income Fund - Class 4	22,862	(24)	22,838
American Funds Global Growth Fund - Class 2	85,686	(1,029,268)	(943,582)
American Funds Global Growth Fund - Class 4	77,413	(196)	77,217
American Funds Global Growth PortfolioSM - Class 4	228,214	(18,968)	209,246
American Funds Global Small Capitalization Fund - Class 2	64,803	(540,425)	(475,622)
American Funds Global Small Capitalization Fund - Class 4	21,367	(352)	21,015
American Funds Growth and Income PortfolioSM - Class 4	297,163	(36,941)	260,222
American Funds Growth Fund - Class 2	222,180	(3,009,144)	(2,786,964)
American Funds Growth Fund - Class 4	137,005	(1,503)	135,502
American Funds Growth-Income Fund - Class 2	186,157	(2,651,247)	(2,465,090)
American Funds Growth-Income Fund - Class 4	80,226	(214)	80,012
American Funds High-Income Bond Fund - Class 2	66,457	(306,416)	(239,959)
American Funds High-Income Bond Fund - Class 4	17,500	(41)	17,459
American Funds International Fund - Class 2	100,575	(1,088,185)	(987,610)
American Funds International Fund - Class 4	95,363	(389)	94,974
American Funds International Growth and Income Fund - Class 2	30,156	(105,428)	(75,272)
American Funds International Growth and Income Fund - Class 4	51,076	(397)	50,679
American Funds Managed Risk Asset Allocation Fund - Class P2	818,363	(299,505)	518,858
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	391,807	(213,293)	178,514
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	379,748	(133,348)	246,400
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	929,249	(75,928)	853,321
American Funds Managed Risk Growth Fund - Class P2	122,597	(146,603)	(24,006)
American Funds Managed Risk Growth PortfolioSM - Class P2	1,000,363	(325,867)	674,496
American Funds Managed Risk Growth-Income Fund - Class P2	168,231	(142,235)	25,996
American Funds Managed Risk International Fund - Class P2	148,452	(136,550)	11,902
American Funds Mortgage Fund - Class 2	47,397	(71,272)	(23,875)
American Funds Mortgage Fund - Class 4	11,890	(32)	11,858
American Funds New World Fund® - Class 2	67,142	(610,097)	(542,955)
American Funds New World Fund® - Class 4	59,348	(359)	58,989
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	368,625	(454,394)	(85,769)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	49,049	(25)	49,024
American Funds Ultra-Short Bond Fund - Class 2	846,567	(1,245,631)	(399,064)
American Funds Ultra-Short Bond Fund - Class 4	1,321	(7)	1,314
LVIP American Balanced Allocation Fund - Service Class	173,971	(327,929)	(153,958)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	148,132	(688,586)	(540,454)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	105,796	(1,391,956)	(1,286,160)
LVIP American Growth Allocation Fund - Service Class	158,499	(239,748)	(81,249)
LVIP American Income Allocation Fund - Service Class	19,005	(60,538)	(41,533)
LVIP American Preservation Fund - Service Class	817,696	(314,836)	502,860

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New

York and Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Variable Annuity Account H ("Variable Account"), as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 2000.
Philadelphia, Pennsylvania
April 16, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Asset Allocation Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Asset Allocation Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from January 26, 2017 (commencement of operations) through December 31, 2017
American Funds Blue Chip Income and Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Blue Chip Income and Growth Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 14, 2017 (commencement of operations) through December 31, 2017
American Funds Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Bond Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from July 5, 2017 (commencement of operations) through December 31, 2017
American Funds Capital Income Builder® - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Balanced Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Balanced Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from February 17, 2017 (commencement of operations) through December 31, 2017
American Funds Global Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Bond Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from August 17, 2017 (commencement of operations) through December 31, 2017
American Funds Global Growth and Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Growth and Income Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from July 27, 2017 (commencement of operations) through December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Growth Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from July 24, 2017 (commencement of operations) through December 31, 2017
American Funds Global Growth PortfolioSM - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 14, 2017 (commencement of operations) through December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Growth and Income PortfolioSM - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 14, 2017 (commencement of operations) through December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth-Income Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 23, 2017 (commencement of operations) through December 31, 2017
American Funds High-Income Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds High-Income Bond Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 26, 2017 (commencement of operations) through December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds International Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 12, 2017 (commencement of operations) through December 31, 2017
American Funds International Growth and Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds International Growth and Income Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 14, 2017 (commencement of operations) through December 31, 2017
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Global Allocation PortfolioSM - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Growth and Income PortfolioSM - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Growth Fund - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Growth PortfolioSM - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk Growth-Income Fund - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Managed Risk International Fund - Class P2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Mortgage Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Mortgage Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from July 5, 2017 (commencement of operations) through December 31, 2017
American Funds New World Fund® - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds New World Fund® - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from June 14, 2017 (commencement of operations) through December 31, 2017
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from January 17, 2017 (commencement of operations) through December 31, 2017
American Funds Ultra-Short Bond Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Ultra-Short Bond Fund - Class 4	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from August 17, 2017 (commencement of operations) through December 31, 2017
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP American Income Allocation Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP American Preservation Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Lincoln Life & Annuity Variable Annuity Account H
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2018
Statement of Operations - Year ended December 31, 2018
Statements of Changes in Net Assets - Years ended December 31, 2018 and 2017
Notes to Financial Statements - December 31, 2018
Report of Independent Registered Public Accounting Firm
3. Part B
The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:
Balance Sheets - Years ended December 31, 2018 and 2017
Statements of Comprehensive Income (Loss) - Years ended December 31, 2018, 2017 and 2016
Statements of Stockholder’s Equity - Years ended December 31, 2018, 2017 and 2016
Statements of Cash Flows - Years ended December 31, 2018, 2017 and 2016
Notes to Financial Statements - December 31, 2018
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-38007) filed on October 16, 1997.
(2) Not Applicable
(3)(a) Selling Group Agreement - American Legacy Suite of Products incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91226) filed on April 14, 2004.
(b) Principal Underwriting Agreement dated May 1, 2007 between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91226) filed on October 8, 2002.
(b) Contract Specifications for EGMDB option incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91226) filed on October 8, 2002.
(c) Persistency Credit Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-91226) filed on June 26, 2002.
(d) Bonus Credit Rider incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-91226) filed on June 26, 2002.
(e) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-171096) filed on April 12, 2016.
(f) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-171096) filed on April 12, 2016.

(g) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-91226) filed on April 16, 2003.
(h) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-91226) filed on April 16, 2003.
(i) Section 403(b) Annuity Endorsement (32481NY-I) incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-91226) filed on April 16, 2003.
(j) Variable Annuity Rider (32793N-NY) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91226) filed on April 14, 2004.
(k) Variable Annuity Contract (30070B NY 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91226) filed on April 14, 2004.
(l)Contract Specifications (CD NYAL3N 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91226) filed on April 14, 2004.
(m) Guaranteed Accumulation Values (NYNGV 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91226) filed on April 14, 2004.
(n) Variable Annuity Rider (32793HWM-N-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91182) filed on December 20, 2004.
(o) Contract Specifications Page for Account Value Death Benefit (CDNYAL3N 6/05) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-91226) filed on April 22, 2005.
(p) Variable Annuity Income Rider (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-91226) filed on April 22, 2005.
(q) Variable Annuity Income Rider (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-91226) filed on April 22, 2005.
(r) Contract Benefit Data Page for GIB (CBNY-AL3BO-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-91226) filed on April 22, 2005.
(s) Contract Benefit Data Page for GIB (CBNY-AL3BO-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-91226) filed on April 22, 2005.
(t) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(u) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(v) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(w) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(x) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(y) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(z) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(a-2) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(b-2) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(c-2) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(d-2) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

(e-2) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-91226) filed on November 7, 2006.
(f-2) Variable Annuity Death Benefit Rider (DB-1 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(g-2) Variable Annuity Death Benefit Rider (DB-2 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(h-2) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(i-2) Variable Annuity Death Benefit Rider (DB-6 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(j-2) Variable Annuity Death Benefit Rider (DB-9 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(k-2) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(l-2) Guaranteed Income Benefit Rider (AGIB NY 10/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.
(m-2) Section 403(b) Annuity Endorsement (32481NY-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.
(n-2) Bonus Rider (32146 4/08 NY) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141761) on April 9, 2009.
(o-2) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(p-2) Contract Benefit Data (CBD 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(q-2) Variable Annuity Payment Option Rider (I4LA-NQ 8/10 NY Rev 09/02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(r-2) Variable Annuity Payment Option Rider (I4LA-Q 8/10 NY Rev 09/02) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-145531) filed on October 28, 2010.
(s-2) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(5) Application (ANF06747NY1 2/10) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-141761) filed on April 9, 2010.
(6) Articles of Incorporation and Bylaws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.
(i) Amendments to Automatic Indemnity Reinsurance Agreement as novated incorporated herein by reference to Post-Effective Amendment No. 21 (File 333-145531) filed on November 5, 2013.
(ii) Amendment No. 4 to Automatic Indemnity Reinsurance Agreement as novated incorporated herein by reference to Post-Effective Amendment No. 20 (File No. 333-171096) filed on April 12, 2018.
(c) Automatic Indemnity Reinsurance Agreement dated January 1, 2018, between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited (for LNY products) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 333-141758) filed on April 24, 2019.

(d) Coinsurance and Modified Coinsurance Reinsurance Agreement dated January 1, 2018 between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 333-141758) filed on April 24, 2019.
(8)(a) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(b) Fund Participation Agreements among Lincoln Life & Annuity Company of New York and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-155333) filed on April 3, 2017.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-6 (File No. 333-155333) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between Lincoln Life & Annuity Company of New York and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141761) filed on April 2, 2007.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York filed herein.
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-222786) filed on May 14, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account H as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name	Positions and Offices with Depositor
Ellen Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
George W. Henderson, III Granville Capital 300 N. Greene Street Greensboro, NC 27401	Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Mark E. Konen 4901 Avenue G Austin, TX 78751	Director
M. Leanne Lachman 870 United Nations, Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Leon E. Roday**	Executive Vice President
Robert O. Sheppard*	Assistant Vice President, General Counsel and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is 120 Madison Street, Suite 1310, Syracuse, NY 13202
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of February 28, 2019 there were 8,166 contract owners under Account H.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, to provide accounting services for the VAA.
Item 31. Management Services
Not Applicable.

Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.
(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 24th day of April, 2019.
Lincoln Life & Annuity Variable Annuity Account H (Registrant) American Legacy III® Plus
By:	/s/Delson R. Campbell Delson R. Campbell Vice President, Lincoln Life & Annuity Company of New York (Title)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (Depositor)
By:	/s/Michelle L. Grindle Michelle L. Grindle Assistant Vice President, Lincoln Life & Annuity Company of New York (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 24, 2019.

Signature	Title
*/s/ Dennis R. Glass Dennis R. Glass	President (Principal Executive Officer)
*/s/ Ellen Cooper Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
*/s/ Randal J. Freitag Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
*/s/ George W. Henderson, III George W. Henderson, III	Director
*/s/ Mark E. Konen Mark E. Konen	Director
*/s/ M. Leanne Lachman M. Leanne Lachman	Director
*/s/ Louis G. Marcoccia Louis G. Marcoccia	Director
*/s/ Patrick S. Pittard Patrick S. Pittard	Director
*By: /s/ Delson R. Campbell Delson R. Campbell	Pursuant to a Power of Attorney
B-8